MAY 1, 1997                                        SAFECO LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                    GROUP FLEXIBLE PURCHASE PAYMENT DEFERRED
                           VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                       SAFECO RESOURCE VARIABLE ACCOUNT B
                                      AND
                         SAFECO LIFE INSURANCE COMPANY

Home Office: Retirement Services Department   Annuity Service Office: Retirement
Services Dept.
15411 N.E. 51st Street, Redmond, Washington 98052     P.O. Box 3882, Seattle, WA
98124-3882
                                 1-800-426-7649

The Group Flexible Purchase Payment Deferred Variable Annuity Contracts (the Contracts) described in this Prospectus provide for accumulation of Contract Values and payment of monthly annuity payments on a variable basis. The Contracts are designed for use in conjunction with retirement plans which receive favorable tax treatment under Sections 401(k), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (Code) (see "Definitions").

Purchase Payments for the Contracts will be allocated to a segregated investment account of SAFECO Life Insurance Company (SAFECO) which has been designated SAFECO Resource Variable Account B (the Separate Account). The Separate Account invests in shares of SAFECO Resource Series Trust (see SAFECO Resource Series Trust). SAFECO Resource Series Trust currently consists of the SAFECO Resource Equity, Bond and Money Market Portfolios.

This Prospectus concisely sets forth the information a prospective investor should know before investing. Additional information about the Contracts is contained in the Statement of Additional Information which is available at no charge. Some of the discussions contained in this Prospectus will refer to the more detailed description contained in the Statement of Additional Information which is incorporated by reference in this Prospectus. For the Statement of Additional Information, call l-800-426-7649 or write to the Annuity Service Office address above.

THE CONTRACTS PROVIDE THAT A CONTINGENT DEFERRED SALES CHARGE WILL BE ASSESSED AGAINST A WITHDRAWAL IF A PARTICIPANT WITHDRAWS ALL OR A PORTION OF THE PARTICIPANT'S ACCUMULATION ACCOUNT VALUE WITHIN THE FIRST EIGHT CERTIFICATE YEARS. WHILE THE CONTINGENT DEFERRED SALES CHARGE ASSESSES A PERCENTAGE OF THE CURRENT VALUE OF A PARTICIPANT'S ACCUMULATION ACCOUNT ACCORDING TO THE STATED SCHEDULE, THE TOTAL CONTINGENT DEFERRED SALES CHARGE COLLECTED BY SAFECO WILL NOT EXCEED 8.5% OF THE PURCHASE PAYMENTS MADE BY A PARTICIPANT. SEE "CHARGES AND DEDUCTIONS" FOR MORE INFORMATION.

A 10% PENALTY TAX MAY BE IMPOSED BY THE INTERNAL REVENUE SERVICE FOR PREMATURE DISTRIBUTIONS. SEE "WITHDRAWAL" FOR MORE INFORMATION.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

This Prospectus and the Statement of Additional Information are dated May 1,
1997.

INQUIRIES: Any inquiries should be made by telephone to the Annuity Service Office, 1-800-426-7649 or to the representative from whom this Prospectus was obtained.

                               TABLE OF CONTENTS

                                                                                        Page
DEFINITIONS...........................................................................    4

AN INTRODUCTION TO THE CONTRACTS......................................................    6

EXPENSE TABLE.........................................................................    7

SCHEDULE OF ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS OUTSTANDING...............    9

FINANCIAL STATEMENTS..................................................................   10

PERFORMANCE INFORMATION...............................................................   10
     All Sub-Accounts (Other than SAFECO Resource Money Market Sub-Account)...........   10
     SAFECO Resource Money Market Sub-Account.........................................   10
     Rankings.........................................................................   11

SAFECO................................................................................   11

THE SEPARATE ACCOUNT..................................................................   11
     SAFECO Resource Equity Sub-Account...............................................   11
     SAFECO Resource Bond Sub-Account.................................................   12
     SAFECO Resource Money Market Sub-Account.........................................   12

SAFECO RESOURCE SERIES TRUST..........................................................   12
VOTING RIGHTS.........................................................................   12

SUBSTITUTION OF SECURITIES............................................................   13

PURCHASING A CONTRACT.................................................................   13
     Application......................................................................   13
     Minimum Purchase Payments........................................................   13
     Transfers........................................................................   13
     Employee Terminated..............................................................   13
     Allocation of Net Purchase Payments..............................................   14
     Principal Underwriter............................................................   14

CHARGES AND DEDUCTIONS................................................................   14
     Deduction for Premium and Other Taxes............................................   14
     Deduction for Mortality and Expense Risk Premium.................................   14
     Deduction for Contingent Deferred Sales Charge...................................   15
     Examples.........................................................................   16

                                                                                        Page
     Reduction or Elimination of the Contingent Deferred Sales Charge.................   16
     Other Expenses...................................................................   17
     Deduction for Administration Charge..............................................   17
     Deduction for Transfer Charge....................................................   17

RIGHTS UNDER THE CONTRACT.............................................................   17

CONTRACT VALUE........................................................................   18

ANNUITY PROVISIONS....................................................................   18
     Selection of Settlement Options..................................................   18
     Commencement of Annuity Payments.................................................   18
     Settlement Options...............................................................   18
     Frequency and Amount of Annuity Payments.........................................   19
     Failure to Select Settlement Option..............................................   19

DISTRIBUTION REQUIREMENTS.............................................................   20
     Death Benefit Guarantee..........................................................   20

TAXES.................................................................................   21
     General..........................................................................   21
     Qualified Plans..................................................................   21
     Multiple Contracts...............................................................   22
     Income Tax Withholding...........................................................   22

WITHDRAWALS...........................................................................   23
     Tax Treatment of Withdrawals.....................................................   23
     Tax Sheltered Annuity Withdrawal Limitations.....................................   23
     Withdrawal Amount................................................................   24

LEGAL PROCEEDINGS.....................................................................   24

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..........................   24

                                  DEFINITIONS

ACCUMULATION UNIT - An accounting unit of measure used to calculate Contract
     Values prior to the Annuity Date.

ADMINISTRATION CHARGE - The amount paid to compensate SAFECO for its expense in administering the Contract.

ANNUITY DATE - The date on which annuity payments are to commence for the Participant as specified in the Participant's Certificate.

ANNUITY PURCHASE AGREEMENT - An agreement between a Participant and Employer under the terms of which Employer is authorized and agrees to make certain Purchase Payments on a Participant's behalf to be applied toward the purchase of an annuity contract for such Participant. Such agreement shall provide for the purchase of annuity contracts which qualify for tax deferral under Sections 401(k), 403(b) or 457 of the Internal Revenue Code.

ANNUITY UNIT - An accounting unit of measure used to calculate annuity payments after the Annuity Date.

APPLICATION FOR PARTICIPATION - The document by which an Employee applies to participate under the Contract.

BENEFICIARY - The person(s) entitled to receive benefits under the Contract upon the death of a Participant.

CERTIFICATE - The Allocated Group Variable Annuity Certificate issued to each
     Participant which includes all provisions of the Contract and which evidences a Participant's interest in the Contract.

CERTIFICATE ANNIVERSARY - The same day and month of the Effective Date of each Certificate in subsequent years.

CERTIFICATE EFFECTIVE DATE - The earlier of the date the initial Purchase
     Payment is invested for a specific Participant, or the Participant's Certificate Year under SAFECO s Qualified Pension Annuity Series III, III Plus or IV. The earlier date may only be used with the first purchase of a Certificate. For all subsequent purchases of a Certificate by the Participant, the Certificate Effective Date shall be the same as the Certificate Issue Date for that Certificate.

CERTIFICATE ISSUE DATE - The date on which the initial Purchase Payment is invested for a specific Participant and the Certificate is issued to the Participant pursuant to the Contract.

CERTIFICATE YEAR - The twelve-month period which commences on the Effective Date of each Certificate and, thereafter, from each Certificate Anniversary.

CONTRACT ISSUE DATE - The date the Contract is issued and stated as such on the Contract Data page.

CONTRACT VALUE - The sum of the values of all Accumulation Units attributable to the Contract.

EMPLOYEE - Any person presently or in the future employed by Employer.

NET INVESTMENT FACTOR - A factor used in the calculation of the Accumulation
     Unit Value and the Annuity Unit Value.

NET PURCHASE PAYMENTS - Purchase Payments less premium taxes and applicable
     Administration Charges.

PARTICIPANT - Any Employee of Employer who has executed an Application for Participation which has been accepted by SAFECO.

PARTICIPANT'S ACCUMULATION ACCOUNT - The account established on behalf of each Participant which reflects the Participant's interest in the Contract.

PORTFOLIO - A segment of the SAFECO Resource Series Trust which constitutes a separate and distinct class of shares.

PURCHASE PAYMENTS - Payments made to purchase Accumulation Units for a
     Participant's Accumulation Account.

QUALIFIED PLAN - For purposes herein, a retirement plan which receives favorable tax treatment under Sections 401(k), 403(b) or 457 of the Internal Revenue Code.

SAFECO - SAFECO Life Insurance Company.

SAFECO RESOURCE SERIES TRUST - The funding vehicle for the Separate Account.

SEPARATE ACCOUNT - The separate investment account of SAFECO designated as SAFECO Resource Variable Account B.

VALUATION DATE - Each day that the New York Stock Exchange is open for business, which is Monday through Friday, except for New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

VALUATION PERIOD - The period commencing at the close of business on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

WITHDRAWAL - Any deduction of Accumulation Units from a Participant's
     Accumulation Account.

                        AN INTRODUCTION TO THE CONTRACTS

The Contracts described in this Prospectus provide for accumulation of Contract Values and payment of monthly annuity payments on a variable basis. The Contracts are designed for use with retirement plans which receive favorable tax treatment under Sections 401(k), 403(b) or 457 of the Code.

Purchase Payments for the Contracts are allocated to a segregated investment account of SAFECO Life Insurance Company (the Separate Account). The assets of the Separate Account are the property of SAFECO and obligations arising under the Contracts are SAFECO's general corporate obligations.

The Separate Account is divided into Sub-Accounts, with the assets of each Sub-Account invested in one Portfolio of the SAFECO Resource Series Trust (the Trust). There are currently three Portfolios available to the Separate Account under the Trust: the SAFECO Resource Equity, Bond and Money Market Portfolios. The availability of a Portfolio as an investment to a Participant is dependent on the terms of the Qualified Plan in which he or she participates. Each Portfolio of the Trust has a different investment objective. For more information on the Trust and its respective Portfolios, please see "SAFECO Resource Series Trust" and the Prospectus for the Trust which accompanies and should be read with this Prospectus.

To acquire a Contract, an Employer enters into an Annuity Purchase Agreement. Under the Agreement, the Employer agrees to make certain Purchase Payments on a Participant's behalf. The minimum Purchase Payment is $30 per Participant per any Sub-Account. An Employee can become a Participant under the Contract by completing an Application for Participation. SAFECO will issue a Certificate to each Participant eligible under the Contract and for each Participant's Accumulation Account established under the Contract. The Accumulation Account reflects each Participant's interest in the Contract Value. For more information, see "Purchasing a Contract."

The Contract Value is the sum of the value of all Accumulation Units attributable to the Contract. The value of an Accumulation Unit will vary from Valuation Period to Valuation Period which begins at 1:00 P.M. West Coast time (4:00 P.M. New York time) on each day the New York Stock Exchange is open for trading. See "Contract Value" for more information.

Various charges and deductions are made from Purchase Payments, Participant's Accumulation Accounts and the Separate Account. These include premium or other taxes, a Mortality and Expense Risk Premium, an Administration Charge and Transfer Charges. Upon full or partial withdrawal of a Participant's Accumulation Account, a Contingent Deferred Sales Charge for those Purchase Payments received in the first 8 Certificate Years, which exceed 10% of the value of the Accumulation Units in a Participant's Account, may also be assessed as a percentage of withdrawal. See "Charges and Deductions" for more information. In addition, there are deductions from and expenses paid out of the assets of the Trust. See the accompanying Trust Prospectus.

Annuity Payments begin on a specified Annuity Date according to a selected Settlement Option. Minimum distributions are required once a Participant attains a certain age. For a discussion of Annuity Dates, Settlement Options and Distributions, see "Annuity Provisions" and "Distribution Requirements."

Withdrawals are subject to the Qualified Plan under which the Contract is issued and the Code. The Code imposes a 10% penalty tax on the taxable portion of any distribution from Qualified Plans, including both 401(a) and 403(b) plans, with certain exceptions. See "Withdrawal" for more comprehensive information.

Effective January 1, 1989, the Tax Reform Act of 1986 limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances where the Participant attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Participant's Accumulation Account Value which represents contributions made by the Participant and does not include any income attributable to those contributions. See "Tax Sheltered Annuity Withdrawal Limitations" in this Prospectus for more information.

Generally, Participants are not taxed on increases in the value of the Participant's Accumulation Account until distribution occurs. However, taxation of Participants will vary with the type of and terms and conditions of each Qualified Plan under which the Contracts are offered. For a discussion of the tax treatment of annuities, see "Taxes."

                                 EXPENSE TABLE

                       SAFECO RESOURCE VARIABLE ACCOUNT B

PARTICIPANT'S TRANSACTION EXPENSES:

Contingent Deferred Sales Charge (as a percentage of withdrawal)*: This charge applies to Withdrawals in any Certificate Year which exceed 10% of the value of the Accumulation Units in a Participant's Account:

Certificate Year 1                 9% of withdrawal
Certificate Year 2                 9% of withdrawal
Certificate Year 3                 8% of withdrawal
Certificate Year 4                 7% of withdrawal
Certificate Year 5                 6% of withdrawal
Certificate Year 6                 5% of withdrawal
Certificate Year 7                 4% of withdrawal
Certificate Year 8                 2% of withdrawal
Certificate Year 9 and after       0%

*While the Contingent Deferred Sales Charge assesses a percentage of the current value of a Participant's Accumulation Account according to the stated schedule, total Contingent Deferred Sales Charges collected by SAFECO will not exceed 8.5% of the Purchase Payments made by a Participant.

TRANSFER (EXCHANGE) CHARGE:                                                $10 per transfer

     (first four transfers per calendar year and pre-established monthly automatic transfers from one Sub-Account to another are free)

ANNUAL ADMINISTRATION CHARGE                                               $30 per Participant*
SEPARATE ACCOUNT ANNUAL EXPENSES:
(as a percentage of average account value)
     Mortality and Expense Risk Premium                                    1.25%
                                                                           -----
     Total Separate Account Annual Expenses                                1.25%
                                                                           -----
SAFECO RESOURCE SERIES TRUST ANNUAL EXPENSES:
(as a percentage of average net assets)
Management Fees
     SAFECO Resource Equity Portfolio                                      .70%
     SAFECO Resource Bond Portfolio                                        .73%
     SAFECO Resource Money Market Portfolio                                .62%
Other Expenses
     SAFECO Resource Equity Portfolio                                      .02%
     SAFECO Resource Bond Portfolio**                                      .00%
     SAFECO Resource Money Market Portfolio**                              .00%
Total Trust Annual Expenses (After Reimbursement)
     SAFECO Resource Equity Portfolio                                      .72%
     SAFECO Resource Bond Portfolio                                        .73%
     SAFECO Resource Money Market Portfolio                                .62%

  * For purposes of the Examples, the annual Administration Charge is calculated as a ratio of total Administration Charges collected during the year to the total average net assets of all Sub-Accounts. The annual Administration Charge percentage will change each year because of changes in total Administra-tion Charges collected during the year and the total average net assets of all Sub-Accounts. This will result in variations in the Expense Table each year.

 ** SAFECO pays all Other Expenses of each Portfolio until a Portfolio's assets reach $20 million. Once a Portfolio's assets exceed $20 million, the Other Expenses of the Portfolio will be paid by such Portfolio.

    During the year ended December 31, 1996, SAFECO paid for or reimbursed all of the Other Expenses of the Bond and Money Market Portfolios. Expenses before such reimbursement as a percentage of net assets were as follows:

     SAFECO Resource Bond Portfolio                                       .87%
     SAFECO Resource Money Market Portfolio                               .90%

     EXAMPLES FOR SAFECO RESOURCE EQUITY SUB-ACCOUNT       Year 1    Year 3    Year 5    Year 10
---------------------------------------------------------  ------    ------    ------    -------
Assuming a 5% return on assets, you would pay the
following
expenses on a $1,000 investment:
  Assuming withdrawal at end of period...................   105       146       179        251
  Assuming annuitization at end of period................    22        68       117        251
  Assuming no withdrawal.................................    22        68       117        251

  EXAMPLES FOR SAFECO RESOURCE MONEY MARKET SUB-ACCOUNT    Year 1    Year 3    Year 5    Year 10
---------------------------------------------------------  ------    ------    ------    -------
Assuming a 5% return on assets, you would pay the
following
expenses on a $1,000 investment:
  Assuming withdrawal at end of period ..................   104       144       174        241
  Assuming annuitization at end of period................    21        65       112        241
  Assuming no withdrawal.................................    21        65       112        241

      EXAMPLES FOR SAFECO RESOURCE BOND SUB-ACCOUNT        Year 1    Year 3    Year 5    Year 10
---------------------------------------------------------  ------    ------    ------    -------
Assuming a 5% return on assets, you would pay the
following
expenses on a $1,000 investment:
  Assuming withdrawal at end of period...................   105       147       179        252
  Assuming annuitization at end of period................    22        68       117        252
  Assuming no withdrawal.................................    22        68       117        252

The information in the "Examples" is provided to assist the Participant in understanding the various costs and expenses charged to a Participant's Accumulation Account either directly or indirectly and reflects expenses of SAFECO Resource Variable Account B and SAFECO Resource Series Trust. The Examples do not reflect premium taxes which may be applicable. Contingent Deferred Sales Charges may be waived in certain circumstances. For additional information, see "Charges and Deductions" in this Prospectus for SAFECO Resource Variable Account B and "Management of the Trust" in the Prospectus for SAFECO Resource Series Trust.

THE INFORMATION ABOVE IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    SCHEDULE OF ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS OUTSTANDING
                       SAFECO RESOURCE VARIABLE ACCOUNT B

The following selected financial data are derived from the financial statements of SAFECO Resource Variable Account B, which have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and other financial information incorporated by reference herein.

                          1996        1995        1994        1993       1992      1991      1990      1989      1988      1987
                        ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
SAFECO RESOURCE EQUITY SUB-ACCOUNT
July 21 value
(initial public
offering)                                                                                                                 $12.101
December 31 value       $  39.829   $  32.321   $  25.424   $  23.630   $18.704   $17.520   $13.987   $14.937   $11.901   $ 9.588
December 31 units       3,328,130   2,773,699   2,125,903   1,402,021   920,315   611,236   362,309   266,682   223,680   205,352
SAFECO RESOURCE BOND SUB-ACCOUNT
July 21 value
(initial public
offering)                                                                                                                 $10.126
December 31 value       $  17.991   $  18.117   $  15.559   $  16.253   $14.882   $14.107   $12.532   $11.909   $10.835   $10.250
December 31 units         503,739     481,273     479,731     446,935   310,293   255,098   219,928   211,685   200,405   200,017
SAFECO RESOURCE MONEY MARKET SUB-ACCOUNT
July 21 value
(initial public
offering)                                                                                                                 $10.083
December 31 value       $  14.944   $  14.417   $  13.837   $  13.516   $13.335   $13.074   $12.527   $11.754   $10.923   $10.318
December 31 units         341,159     308,155     341,722     273,511   307,262   231,643   224,216   210,094   209,593   203,233

                              FINANCIAL STATEMENTS

The financial statements for the Separate Account and SAFECO Life Insurance Company are contained in the Statement of Additional Information which is available at no charge by calling 1-800-426-7649 or writing to the Annuity Service Office address on the cover.

                            PERFORMANCE INFORMATION

In advertisements, the "yield," "effective yield," "total return" and "average annual total return" of the Sub-Accounts may be quoted.

ALL SUB-ACCOUNTS (OTHER THAN SAFECO RESOURCE MONEY MARKET SUB-ACCOUNT)

"Yield" is the annualization on a 360-day basis of net income per unit over a 30-day period divided by the accumulation unit value on the last day of the period. Yield figures are calculated by determining the income generated by an investment in the Sub-Account over a 30-day period. The income is then annualized by assuming that the income generated during the 30-day period continues to be generated each month for a 12-month period and is shown as a percentage of the investment. Yield figures will reflect deduction of the Administration Charge which is assessed on every Participant's Accumulation Account on an annual basis, but will not include any applicable Contingent Deferred Sales Charge.

"Total return" is the total percentage change in the unit value of an investment over a stated period of time. "Average annual total return" is the annual percentage change in the unit value of an investment over a stated period of time. Both total return and average annual total return assume the reinvestment of dividend and capital gains distributions.

Standardized total return figures which appear in advertisements or sales literature will be calculated for required time periods based on a set initial investment amount and include the annual Administration Charge and the Contingent Deferred Sales Charge. From time to time, non-standardized total return figures may accompany the standardized figures. Non-standardized total return figures may be calculated in a variety of ways including but not necessarily limited to different time periods, different initial investment amounts, additions of periodic payments, use of time weighted average annual returns which take into consideration the length of time each investment has been on deposit, and without the Administration Charge and/or with or without the Contingent Deferred Sales Charge. Non-standardized figures may cause the performance of the Sub-Accounts to appear higher than performance calculated using standard parameters.

SAFECO RESOURCE MONEY MARKET SUB-ACCOUNT

"Yield" is the annualization on a 365-day basis of the SAFECO Resource Money Market Sub-Account's net income over a 7-day period. Yield figures are calculated by determining the income generated by an investment in the Sub-Account over a 7-day period. The income is then annualized by assuming that the income generated during the 7-day period continues to be generated each week for a 52-week period and is shown as a percentage of the investment.

"Effective yield" is the annualization, on a 365-day basis, of the Sub-Account's net income over a 7-day period with dividends reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

As explained above, yield figures will reflect deduction of the annual Administration Charge which is assessed to all Participants' Accumulation Accounts, but will not include any applicable Contingent Deferred Sales Charge.

For the SAFECO Resource Money Market Portfolio, total return and average annual total return are non-standardized performance figures which may accompany the standardized yield and effective yield. "Total return" is the total percentage change in the unit value of an investment over a stated period of time and "average annual total return" is the annual percentage change in the unit value of an investment over a stated period of time. Non-standardized total return and average annual total return figures for the SAFECO Resource Money Market Portfolio may be calculated in a variety of ways, as described above.

RANKINGS

In addition to these performance figures, the Sub-Accounts may advertise rankings as provided by the Lipper Variable Insurance Products Performance Analysis Service published by Lipper Analytical Services, Inc. which monitors separate account performance for variable annuity products such as the Contracts, the VARDS Report which is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. or the Variable Annuity Performance Report published by Morningstar, Inc. which is also a monthly analysis of variable annuity performance. Rankings provided by these sources may or may not include all applicable charges.

Performance figures and quoted rankings are indicative only of past performance and are not intended to represent future investment results.

For additional information concerning the calculation of "yield," "effective yield," "total return" and "average annual total return," see the "Additional Performance Information" section of the Statement of Additional Information.

                                     SAFECO

SAFECO Life Insurance Company (SAFECO) is a stock life insurance company which was organized under the laws of the state of Washington on January 23, 1957. SAFECO writes individual and group life, accident and health insurance and annuities. SAFECO is licensed to do business in the District of Columbia and all states except New York. SAFECO is a wholly-owned subsidiary of SAFECO Corporation which is a holding company whose subsidiaries are engaged primarily in insurance and financial service businesses. The home office of SAFECO is located at 15411 N.E. 51st Street, Redmond, Washington 98052.

                              THE SEPARATE ACCOUNT

The Board of Directors of SAFECO adopted a resolution to establish a segregated asset account pursuant to Washington insurance law on February 6, 1986. This segregated asset account has been designated SAFECO Resource Variable Account B (Separate Account). SAFECO has caused the Separate Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account meets the definition of a "separate account" under the federal securities laws.

The assets of the Separate Account are the property of SAFECO. However, the assets of the Separate Account, equal to the reserves and other contract liabilities with respect to the Separate Account, are not chargeable with liabilities arising out of any other business SAFECO may conduct. Income, gains and losses, whether or not realized, are in accordance with the Contracts credited to or charged against the Separate Account without regard to other income, gains or losses of SAFECO. SAFECO's obligations arising under the Contracts are general corporate obligations.

The Separate Account is divided into Sub-Accounts, with the assets of each Sub-Account invested in one or more Portfolio(s) of SAFECO Resource Series Trust. Currently there are three Portfolios available under the Trust: the SAFECO Resource Equity Portfolio, SAFECO Resource Bond Portfolio and SAFECO Resource Money Market Portfolio. The availability of a Portfolio as an investment to a Participant is dependent on the terms of the Qualified Plan in which he or she participates.

SAFECO RESOURCE EQUITY SUB-ACCOUNT

The investment objective of the SAFECO Resource Equity Sub-Account is to seek long-term growth of capital and reasonable current income.

The SAFECO Resource Equity Sub-Account invests in the Trust's Equity Portfolio. To pursue its investment objective, the SAFECO Resource Equity Portfolio ordinarily invests principally in common stocks or securities convertible into common stocks. Fixed-Income securities may be purchased in accordance with business and financial conditions.

SAFECO RESOURCE BOND SUB-ACCOUNT

The investment objective of the SAFECO Resource Bond Sub-Account is to seek as high a level of current income as is consistent with the relative stability of capital.

The SAFECO Resource Bond Sub-Account invests in the Trust's Bond Portfolio. To pursue its investment objective, the SAFECO Resource Bond Portfolio invests primarily in medium-term debt securities. Although the SAFECO Resource Bond Portfolio does not intend to purchase below investment grade bonds during the coming year, it may hold up to 20% of total assets in bonds which are downgraded after purchase to below investment grade quality by Standard & Poor's Corporation or Moody's Investors Service, Inc. Below investment grade bonds are commonly referred to as high-yield or "junk" bonds and have special risks associated with them. See the Trust's Prospectus and Statement of Additional Information for more information.

SAFECO RESOURCE MONEY MARKET SUB-ACCOUNT

The investment objective of the SAFECO Resource Money Market Sub-Account is to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investments in high-quality money market investments maturing in thirteen months or less.

The SAFECO Resource Money Market Sub-Account invests in the Trust's Money Market Portfolio which seeks to maintain a net asset value per share of $1.00. SHARES OF THE SAFECO RESOURCE MONEY MARKET PORTFOLIO ARE NEITHER INSURED, NOR GUARANTEED, BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE SAFECO RESOURCE MONEY MARKET PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                          SAFECO RESOURCE SERIES TRUST

SAFECO Resource Series Trust (Trust) has been established to act as a funding vehicle for the Contracts offered. The investment adviser to the Trust is SAFECO Asset Management Company (SAM), SAFECO Plaza, Seattle, Washington. The Trust is an open-end, diversified, management investment company. While a brief summary of the investment objectives of each Trust Portfolio is set forth above, more comprehensive information is found in the current Prospectus for the Trust.

THE TRUST PROSPECTUS IS ATTACHED AND ACCOMPANIES THIS PROSPECTUS. BOTH DOCUMENTS SHOULD BE READ TOGETHER AND CAREFULLY BEFORE INVESTING. AN ADDITIONAL PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION FOR THE TRUST CAN BE OBTAINED BY CALLING THE NUMBER ON THE COVER PAGE OF THIS PROSPECTUS OR WRITING TO THE ADDRESS OF THE ANNUITY SERVICE OFFICE LISTED THERE. ADDITIONAL PORTFOLIOS MAY BE ESTABLISHED BY THE TRUST FROM TIME TO TIME AND MAY BE MADE AVAILABLE TO PARTICIPANTS.

                                 VOTING RIGHTS

In accordance with its view of present applicable law, SAFECO will vote the shares of the Trust held in the Separate Account at special meetings of the shareholders in accordance with instructions received from persons having the voting interest in the Separate Account. SAFECO will vote shares it owns for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Trust does not hold regular meetings of shareholders.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by SAFECO not more than sixty (60) days prior to the meeting of the Trust. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting with respect to the Trust.

                           SUBSTITUTION OF SECURITIES

If the shares of the Trust (or any Portfolio within the Trust) should no longer be available for investment by the Separate Account or, if in the judgment of SAFECO, further investment in such shares should become inappropriate in view of the purpose of the Contracts, SAFECO may substitute shares of another mutual fund (or Portfolio within the Trust) for shares already purchased or to be purchased in the future by Purchase Payments under the Contracts. No substitution of securities may take place without prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

                             PURCHASING A CONTRACT

APPLICATION

In order to acquire a Contract, an Employer enters into an Annuity Purchase Agreement. Pursuant to that agreement, the Employer is authorized and agrees to make certain Purchase Payments on a Participant's behalf to be applied toward the purchase of an annuity for such Participant. In order to become a Participant under the Contract, an employee must complete an Application for Participation. Each eligible Participant will receive a Certificate, along with a copy of the Contract, which will evidence a Participant's interest in the Contract.

MINIMUM PURCHASE PAYMENTS

The minimum Purchase Payment is $30 per Participant per any Sub-Account.

TRANSFERS

A Participant may transfer Accumulation Units between Sub-Accounts or into SAFECO's Qualified Pension Annuity Series III. See "Deduction for Transfer Charge" in this Prospectus.

Accumulation Units which are being transferred will be redeemed at the price next computed after the Participant's transfer request is received. The purchase of Accumulation Units in the Sub-Account the Participant is transferring into or the deposit into SAFECO's Qualified Pension Annuity Series III will normally be executed the same day. However, the Sub-Accounts reserve the right to delay the payment of proceeds and, therefore, the purchase in a transfer for up to seven days if making immediate payment could adversely affect the Sub-Account redeemed.

The first four transfers per calendar year and pre-established monthly automatic transfers from one Sub-Account to another are free. A $10 fee per transfer is charged after these limits are reached.

1. Transfer Limitations:

   The transfer privilege is not intended to provide a means for frequent trading in response to short-term fluctuations in the market (i.e., market timing). Excessive transfer transactions can be disadvantageous to other Participants and to Resource Variable Account B.

2. Transfers By Written Request:

   Accumulation Units may be transferred by writing SAFECO at the address on the Prospectus cover and specifying the transfer desired and your Certificate Number. The request must be signed by the Participant or a third party to whom the Participant has given appropriate authority. SAFECO must be given a copy of the document granting such authority.

EMPLOYEE TERMINATED

If an Employee's employment with Employer is terminated, the Employee may continue to participate under the Contract to the extent of Purchase Payments previously made on behalf of such Employee by Employer prior to termination of employment. No further contributions will be accepted under the Contract on behalf of any Participant who has ceased to be an Employee.

ALLOCATION OF NET PURCHASE PAYMENTS

A Net Purchase Payment is equal to the Purchase Payment less any applicable premium taxes and applicable Administration Charges. Net Purchase Payments are allocated to the Separate Account and are converted into Accumulation Units. The Net Purchase Payments are divided by the value of an Accumulation Unit for the Sub-Account Valuation Period during which such allocation occurs to determine the number of Accumulation Units attributable to the Net Purchase Payment. For initial Net Purchase Payments on behalf of any Participant, if the Application for Participation is in good order, SAFECO will apply the Net Purchase Payment to the Separate Account and credit the Participant's Accumulation Account with Accumulation Units within two business days of receipt. If the Application is not in good order, SAFECO will attempt to achieve good order or will return the Application and the Purchase Payment within five business days. For subsequent Purchase Payments in good order, SAFECO will apply the Net Purchase Payment to the Separate Account and credit the Participant's Accumulation Account with Accumulation Units during the next Valuation Period after the Purchase Payment was received.

PRINCIPAL UNDERWRITER

Currently SAFECO Securities, Inc.(SSI) acts as the principal underwriter of the contracts. SSI has its business address at SAFECO Plaza, Seattle, Washington 98185. Prior to April 29, 1994, PNMR Securities, Inc. (PNMR), SAFECO Plaza, Seattle Washington 98185, acted as the principal underwriter of the Contracts. SSI and PNMR are wholly-owned subsidiaries of SAFECO Corporation and therefore are affiliates of SAFECO.

                             CHARGES AND DEDUCTIONS

Various charges and deductions are made from Purchase Payments, Participants' Accumulation Accounts and the Separate Account. These charges and deductions are:

DEDUCTION FOR PREMIUM AND OTHER TAXES

Any premium taxes or other taxes levied by any governmental entity which SAFECO, in its sole discretion, determines have resulted from the establishment or maintenance of the Separate Account, or from the investment experience of the Separate Account, or from the receipt by SAFECO of Purchase Payments or from the issuance of the Contract or from the commencement of annuity payments will be charged against Purchase Payments, a Participant's Accumulation Account or withdrawal value. Premium taxes currently imposed by certain states on the type of Contracts offered hereby range from 0% to 2.5%. Some states assess their premium taxes at the time Purchase Payments are made; others assess their premium taxes at the time annuity payments commence. Premium taxes are subject to change or amendment by state legislatures, administrative interpretations or judicial acts. Such premium taxes will depend on, among other things, the location of the Employer, the classification of the Contract by the states, the status of SAFECO within such state and the insurance tax laws of such state.

DEDUCTION FOR MORTALITY AND EXPENSE RISK PREMIUM

SAFECO deducts on each Valuation Date a Mortality and Expense Risk Premium which is equal on an annual basis to 1.25% of the daily net asset value of the Separate Account. The mortality risks assumed by SAFECO arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Participant, to waive Contingent Deferred Sales Charges in the event of the death of a Participant and to guarantee return of net Purchase Payments upon the Participant's death. The expense risk assumed by SAFECO is that the costs of administering the Contracts and the Separate Account will exceed the amount received from the Administration Charge.

If the Mortality and Expense Risk Premium is insufficient to cover the actual costs, the loss will be borne by SAFECO. Conversely, if the amount deducted proves more than sufficient, the excess will be profit to SAFECO. SAFECO expects a profit from this charge.

The Mortality and Expense Risk Premium is guaranteed by SAFECO and cannot be increased.

DEDUCTION FOR CONTINGENT DEFERRED SALES CHARGE

In certain situations that a Participant withdraws all or a portion of the Participant's Accumulation Account, a Contingent Deferred Sales Charge is deducted from the Withdrawal. This charge reimburses SAFECO for expenses incurred in connection with the promotion, sale and distribution of the Contracts. The Contingent Deferred Sales Charge is applied only to those Purchase Payments received in the first eight (8) Certificate Years. The Contract or Certificate describes the situations where the Contingent Deferred Sales Charge does not apply. Some of these situations are:

   (i)   under a Settlement Option;

  (ii)   on distributions made pursuant to the death of a Participant;

 (iii)   on a transfer of the market value of some or all of a Participant's Accumulation
         Account into SAFECO's Qualified Pension Annuity Series III;

  (iv)   on a transfer of the market value of Accumulation Units between Sub-Accounts;

   (v)   effective April 1, 1989, with respect to the sum of withdrawals taken in any
         Certificate Year which do not exceed 10% of the value of the Accumulation Units in a
         Participant's Accumulation Account from which the withdrawal is taken; or

  (vi)   effective April 29, 1994 and subject to cancellation by written notice by SAFECO, for transfers by a 401(k) Participant into SAFECO's Qualified Pension Annuity Series V or
         VI, or Spinnaker due to death, disability, retirement, termination of employment, or plan termination under the following conditions:

         a. the amount withdrawn is $2,000 or more, or the entire Participant's Accumulation
         Account, when it is being transferred to Qualified Pension Annuity Series V;

         b. the amount withdrawn is $5,000 or more when it is being transferred to Qualified
         Pension Annuity Series VI; or

         c. the amount withdrawn is $2,000 or more when it is being transferred to Spinnaker.

The amount of the Contingent Deferred Sales Charge will be based on the following:

                     Contingent Deferred Sales Charge
Certificate Year      as a Percentage of Withdrawal
----------------     --------------------------------
        1                     9% of withdrawal
        2                     9% of withdrawal
        3                     8% of withdrawal
        4                     7% of withdrawal
        5                     6% of withdrawal
        6                     5% of withdrawal
        7                     4% of withdrawal
        8                     2% of withdrawal
        9 and
         after                0%

The Contingent Deferred Sales Charge assesses a percentage of the current value of a Participant's Accumulation Account according to the stated schedule. However, total Contingent Deferred Sales Charges collected by SAFECO will not exceed 8.5% of the Purchase Payments made by a Participant.

The commissions paid to registered representatives on the sale of Contracts are not more than 7% of the Purchase Payments. In addition, commissions, overrides and bonuses may be paid to SSI's registered representatives and/or other distributors of the Contracts. A bonus dependent upon persistency of funds on deposit in Resource B Contracts is one type of bonus that may be paid. Noncash compensation may include accrual of conference travel credits and prizes. To the extent that the Contingent Deferred Sales Charge is insufficient to cover the actual cost of distribution, SAFECO may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Premium, to make up any difference.

EXAMPLES

The following examples may be helpful in understanding how the Contingent Deferred Sales Charge works:

Example 1:

The Participant contributes $10,000 in the first Certificate Year and nothing additional in the next five years for a total of $10,000 in deposits. In the sixth Certificate Year, the Participant withdraws the entire Accumulation Account which now has a value of $16,000. The penalty-free amount is 10% of $16,000, or $1,600. The Contingent Deferred Sales Charge would be calculated as follows: the appropriate percentage is 5%. The Contingent Deferred Sales charge is 5% multiplied by $14,400 ($16,000-$1,600), which is $720.

Example 2:

The Participant contributes $1,000 per year for ten years for a total of $10,000 in deposits. In the twelfth Certificate Year, the Participant elects to withdraw a gross amount of $5,000 from the Participant's Accumulation Account which has a current value of $15,000. Since at least eight Certificate Years have passed, there is no Contingent Deferred Sales Charge applicable.

REDUCTION OR ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE

The amount of the Contingent Deferred Sales Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to a group in a manner that results in savings of sales expenses. The entitlement to reduction of the Contingent Deferred Sales Charge will be determined by SAFECO after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of Purchase Payments to be received. Per Contract sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

3. Any prior or existing relationship with SAFECO. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. There may be other circumstances, of which SAFECO is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, SAFECO determines that there will be a reduction in sales expenses, SAFECO may provide for a reduction or elimination of the Contingent Deferred Sales Charge.

The Contingent Deferred Sales Charge may be eliminated when the Contracts are issued to an officer, director or employee of SAFECO or any of its affiliates. In no event will reductions or elimination of the Contingent Deferred Sales Charge be permitted where reductions or elimination will be unfairly discriminatory to any person.

OTHER EXPENSES

There are other deductions from and expenses paid out of the assets of SAFECO Resource Series Trust which are described in the accompanying Trust Prospectus.

DEDUCTION FOR ADMINISTRATION CHARGE

SAFECO deducts an annual fee of $30 per Participant per calendar year, or any portion thereof, from the Participant's Accumulation Account for administrative expenses associated with the administration of the Participant's Accumulation Account and of the Separate Account. The $30 fee will be deducted on the date the initial Purchase Payment is invested and on each Certificate Anniversary. The Administration Charge is also assessed in the event of a total withdrawal. In the event the Certificate Anniversary and the deduction from initial Purchase Payments or complete withdrawal fall within one calendar year, SAFECO shall deduct no more than $30 for that particular year. Prior to the Annuity Date for the Participant, the Administration Charge is not guaranteed and may be changed for future years. However, the Administration Charge may never exceed $35 per Participant per calendar year. SAFECO does not make a profit from the Administration Charge.

The fee is deducted first from the SAFECO Resource Money Market Sub-Account. In the event there are no Accumulation Units in the SAFECO Resource Money Market Sub-Account or not enough in value to meet the Administration Charge, the balance of deductions necessary is then taken from the SAFECO Resource Bond Sub-Account and finally from the SAFECO Resource Equity Sub-Account.

DEDUCTION FOR TRANSFER CHARGE

A Participant may elect one of the following methods of transfer:

1. The first four transfers per Participant per Calendar Year of any of a Participant's Accumulation Account into SAFECO's Qualified Pension Annuity Series III or between Sub-Accounts will have no transfer charge assessed against them. Any additional transfers will be subject to a $10 transfer charge, which will be deducted from the value of Accumulation Units transferred. Each transfer is subject to a $1,000 minimum or the entire Sub-Account if less. A $500 minimum must be maintained in a Sub-Account to keep it open for all Certificates issued after April 28, 1989. A $250 minimum may be maintained in a Sub-Account for all Certificates issued prior to and including April 28, 1989; or

2. Pre-established monthly automatic transfers of a single dollar amount of at least $250 into SAFECO's Qualified Pension Annuity Series III or between Sub-Accounts will have no transfer charge assessed against them. Any additional transfers will be subject to a $10 transfer charge which will be deducted from the value of Accumulation Units being transferred. The monthly transfers will continue to be made until the Participant requests discontinuance or there are no funds left in the Sub-Account to transfer. If monthly transfers are discontinued prior to six months after establishing the transfers, all transfers will be considered to have been made under paragraph 1 above.

                           RIGHTS UNDER THE CONTRACT

Prior to the Annuity Date, the Employer has the voting rights under the Contract. After the Annuity Date, the Participant has the voting rights with respect to the Participant's Accumulation Account, and the Participant's Beneficiary will have such rights upon the Participant's death. The Participant has the right to select settlement options and designate beneficiaries, subject to any limitations contained in the Qualified Plan pursuant to which the Contract was acquired. The Beneficiary has any rights passed on as a result of the death of the Participant.

SAFECO will issue a Certificate to each Participant eligible according to the Contract and for each Participant's Accumulation Account established under the Contract. A Certificate shall not be issued and an Accumulation Account shall not be established on behalf of a Participant who is over 75 years of age on the Certificate Issue Date under Contracts issued after April 28, 1989. Each Certificate will state in substance the provisions of the Contract and the benefits to which such Participant is entitled. No Participant shall have any rights under the Contract until, and only to the extent that, Purchase Payments on the Participant's behalf are received by SAFECO.

To the extent permitted by law, the benefits or payments under the Contract shall not be assignable or otherwise transferable, nor subject to commutation, encumbrance or alienation and shall not be subject to any claim of any creditor or to any legal process by any creditor.

All withdrawals are subject to the Plan under which the Contract is issued and the Internal Revenue Code of 1986, as amended. However, withdrawals from a Participant's Accumulation Account taken solely for purposes of an exchange or a transfer to another contract are not limited by these restrictions.

The Contract may not be modified by SAFECO without the consent of the Employer, except as may be required by applicable law.

                                 CONTRACT VALUE

The Contract Value is the sum of the value of all Accumulation Units attributable to the Contract. A Participant's Accumulation Account reflects the Participant's share of the Contract Value.

The value of an Accumulation Unit will vary from Valuation Period to Valuation Period. The value of an Accumulation Unit is determined at the end of the Valuation Period and reflects the investment earnings or loss and the deductions for the Valuation Period.

                               ANNUITY PROVISIONS

SELECTION OF SETTLEMENT OPTIONS

At the time a Participant completes the Application for Participation, a Settlement Option must be selected. A Participant may, upon at least thirty (30) days' prior written notice to SAFECO, at any time prior to the Annuity Date, elect a different Settlement Option or any other annuity form satisfactory to SAFECO and the Participant.

COMMENCEMENT OF ANNUITY PAYMENTS

Annuity payments to a Participant will begin on the Participant's Annuity Date. An Annuity Date is selected at the time the Participant completes the Application for Participation. The selection of an Annuity Date is limited by the terms of the Qualified Plan pursuant to which the Contract was acquired. A Participant may, upon at least thirty (30) days' prior written notice to SAFECO, change the Annuity Date to a date which must be the first day of a calendar month. The Annuity Date may not be deferred, however, beyond any date specified under the Qualified Plan or as limited under the Internal Revenue Code of 1986, as amended.

SETTLEMENT OPTIONS

The net proceeds payable upon settlement of a Participant's interest in the Contract, may be paid under one of the following options.

Option 1 - Variable Life Annuity. A variable annuity payable monthly during the lifetime of the Participant.

Option 2 - Variable Life Annuity with 120 or 240 Monthly Payments Guaranteed. A variable annuity payable monthly during the lifetime of the Participant with the guarantee that, if at the death of the Participant, the guaranteed number of payments has not been received by the Participant, payments will be made to the Beneficiary for the remainder of the guarantee period. If the Beneficiary does not desire payments to continue for the remainder of the guarantee period, the Beneficiary may elect to have the present value of the guaranteed annuity payments remaining, as of the date notice of death is received by SAFECO, commuted at the assumed investment rate of 4% and paid in a single sum.

Option 3 - Joint and Survivor Annuity. An annuity payable monthly first to the Participant while the Participant is living. After the death of the Participant, payments will be continued to the Participant's spouse for as long as he or she lives. The annuity payable for the life of the spouse shall not be less than one-half of, or greater than, the amount of the annuity payable during the joint lives of the Participant and spouse.

Option 4 - Systematic Withdrawal Income Plan(TM). Each month a specified number of whole or partial Accumulation Units is liquidated for payment to the Participant. The number to be liquidated during a given year shall be a sufficient number so as to be expected to deplete the account over the life expectancy of the Participant or the joint lives of the Participant and such person's Beneficiary, with at least 50% of the payments expected to be paid during the Participant's life expectancy. This calculation may be made annually based on the attained age of the Participant or joint lives of the Participant and such person's Beneficiary. Systematic Withdrawal Income Plan is a trademark of SAFECO Life Insurance Company.

The Participant and a designated Beneficiary who is the spouse of a deceased Participant must elect whether or not to recalculate life expectancy. The election must be made by written notice and is irrevocable. Participants in a Cash or Deferred Savings Plan give such notice to the Plan administrator as required by the terms of the Plan. The Contractholder must notify SAFECO as to the results of such election. Participants in a Tax Sheltered Annuity or a Deferred Compensation Plan must give written notice of their election regarding recalculation to SAFECO prior to March lst following the year in which the Participant attains age 70 1/2. For these Participants, notice must also specify whether minimum distributions made under Settlement Option 4 shall be based on the value of Participant's entire Accumulation Account balance, or whether the value of benefits accrued prior to 1987 should be excluded from the calculation. If SAFECO has not received such written notice prior to March lst following the year in which the Participant attains age 70 1/2, SAFECO will recalculate life expectancy and distributions will be based on the value of the Participant's entire Accumulation Account balance as of the end of the preceding calendar year.

Option 5 - Installment Payments. A Participant who has been issued a Certificate prior to April 29, 1989, may elect an immediate or deferred installment payment program under which withdrawals are taken from the Participant's Accumulation Account in a predetermined amount on a predetermined frequency. Installment payments are not available as a Settlement Option to a Participant who is issued a Certificate after April 28, 1989. Under the Installment Payment Settlement Option the value of the Participant's Accumulation Account must be exhausted over 3 or more years for a Participant's Accumulation Account of at least 5 years duration where the Participant has attained at least age 59 1/2. Withdrawals under this program are not subject to Contingent Deferred Sales Charges. If the Beneficiary does not desire payments to continue for the remainder of the guarantee period, the Beneficiary may elect to have the present value of the guaranteed annuity payments remaining, as of the date the notice of death is received by SAFECO, commuted at the assumed investment rate of 4% and paid in a single payment.

Option 6 - Other. Any other fixed or variable form of annuity satisfactory to both SAFECO and the Participant.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

Except as described below, annuity payments will be paid monthly. If the net amount available to apply under any Settlement Option is less than $5,000, SAFECO shall have the right to pay such amount in one lump sum in lieu of the payment otherwise provided. In addition, for Certificates issued after April 28, 1989, if annuity payments would be or become less than $250, SAFECO shall have the right to change the frequency of payments to such intervals as will result in payments of at least $250. For Certificates issued prior to April 28, 1989, if annuity payments would be or become less than $100, SAFECO shall have the right to change the frequency of payments to such intervals as will result in payments of at least $100.

FAILURE TO SELECT SETTLEMENT OPTION

For all Participants in a Tax Sheltered Annuity Plan established under Section 403(b) of the Internal Revenue Code, or an Eligible State Deferred Compensation Plan established under Section 457 of the Internal Revenue Code, minimum distributions shall commence no later than April 1st following the year in which the Participant attains age 70 1/2, unless the Participant sends written notice to SAFECO requesting that distributions not commence or notifying SAFECO that the Participant meets one of the criteria for a later required beginning date. See "Distribution Requirements" in this Prospectus. If SAFECO has not received written notice prior to March 1st following the year in which the Participant attains age 70 1/2 and if designated beneficiary information has been provided to SAFECO, SAFECO will make the required distributions based on joint life expectancy with recalculation of life expectancy under Option 4, the Systematic Withdrawal Income Plan and in accordance with the minimum distribution rules in Section 401(a)(9) of the Internal Revenue Code. See "Settlement Options" in this Prospectus. If designated beneficiary information has not been provided to SAFECO, SAFECO will make the required distributions based on single life expectancy with recalculation of life expectancy under Option 4, and in accordance with the minimum distribution rules in Section 401(a)(9) of the Internal Revenue Code. The calculation of the required distributions shall be based on the entire Participant's account balance as of the end of the calendar year preceding the distribution year.

For all Participants in a Cash or Deferred Compensation Plan under Section 401(k) of the Internal Revenue Code, distributions will be made in accordance with the provisions of the Plan at the Contractholder's written direction. SAFECO shall not be obligated to issue an annuity or to make a cash distribution until it receives written direction containing the terms and conditions, manner and amounts of such annuity or cash distribution.

                           DISTRIBUTION REQUIREMENTS

All Settlement Options under the Contract shall distribute the Participant's Accumulation Account pursuant to the Plan and the minimum distribution rules in
Section 40l(a)(9) of the Code.

Minimum distributions must begin by the Participant's required beginning date defined as April lst following the year the Participant reaches age 70 1/2. For a Participant who is not a more than 5% owner, the required beginning date is April lst of the calendar year following the later of age 70 1/2 or retirement.

Participants in a Cash or Deferred Savings Plan should consult the Plan Administrator regarding the application of the minimum distribution rules to their Plan benefits. SAFECO will commence required minimum distributions on April lst following the year a Participant in a Tax-Sheltered Annuity or Deferred Compensation Plan reaches age 70 1/2. Participants in Tax Sheltered Annuities and Deferred Compensation Plans who do not want SAFECO to commence required minimum distributions, or Participants who are still employed and wish to defer commencement of distributions until retirement, must send SAFECO written notice of such election prior to March lst following the year the Participant reaches age 70 1/2. Participants in governmental or church Plans who are still employed and elect to defer commencement of distributions must also give SAFECO notice of retirement.

If the Participant dies before required distributions commence, the Accumulation Account must be distributed by December 31st of the year which contains the fifth anniversary of the Participant's death, or over a designated Beneficiary's life expectancy. Where the Accumulation Account is distributed over the designated Beneficiary's life expectancy, a nonspouse must begin distributions by December 31st of the year following the year of the Participant's death. A surviving spouse may wait to begin payments until the year the Participant would have reached age 70 1/2 if that date is later than the year following the date of death.

If the Participant dies on or after the date required distributions have commenced, payment to the designated Beneficiary must continue at least as rapidly as the method in effect prior to the Participant's death.

DEATH BENEFIT GUARANTEE

If the Participant dies before distributions commence, or on or after the date distributions have already commenced to the Participant pursuant to Option 4, or Option 5, the amount of the payment made after the Participant's death will be the greater of Net Purchase Payments less any prior withdrawals or the value of the

Participant's Accumulation Account determined as of the next Valuation Period following the date both proof of death and an election for a single sum payment or Settlement Option is received by SAFECO. If a single sum settlement is elected, payment will be made within seven business days of receipt of such election and proof of death. Election must be made by the Beneficiary during the sixty (60) day period commencing with date of receipt by SAFECO of notification of death. If no election is made within such sixty (60) day period, then a single sum settlement will be paid to the Beneficiary. The death benefit guarantee does not apply if the Participant dies after distributions have commenced pursuant to Options 1, 2, 3, or 6.

                                     TAXES

The following description is based upon SAFECO's understanding of current federal income tax law applicable to annuities in general. SAFECO cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. SAFECO does not guarantee the tax status of the Contracts and Certificates. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

GENERAL

Section 72 of the Code governs taxation of annuities in general. A Participant is not taxed on increases in the value of an Accumulation Account until distribution occurs, either in the form of a lump sum payment, a withdrawal or as annuity payments under the Settlement Option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. Since the Contract is designed exclusively for use with Qualified Plans, there may be no cost basis and all such distributions will be treated as income to the recipient. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

Any premium taxes or other taxes levied by any government entity which SAFECO, in its sole discretion, determines have resulted from the establishment or maintenance of the Separate Account, or from the investment experience of the Separate Account, or from the receipt by SAFECO of Purchase Payments, or from the issuance of the Contract or from the commencement of annuity payments under the Contract will be charged against Purchase Payments, the Participant's Accumulation Account or withdrawal values.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equal the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the contract within the meaning of
Section 72 of the Code. Participants under the Contracts should seek competent financial advice about the tax consequences of distributions under the Qualified Plan under which the Contracts are purchased.

QUALIFIED PLANS

The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of Participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Participants, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each Participant should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available and described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts.

1. Cash or Deferred Savings Plans

   Under Section 40l(k) of the Code, a Cash or Deferred Savings Plan is a plan offered by an Employer which allows Employees to elect to reduce their compensation with the reduced amounts set aside for the Employees in a tax-deferred retirement program. The Code places limitations on these plans including on such items as amount of allowable contributions, form, manner and timing of distributions, transferability of benefits, vesting and nonforfeitability of interests, nondiscrimination in eligibility and participation and the tax treatment of distributions, withdrawals and surrenders.

2. Tax-Sheltered Annuities

   Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying Employers may make contributions to the Contracts for the benefit of their Employees. Such contributions are not includible in the gross income of the Employee until the Employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. When the Contract is issued pursuant to a plan qualified under Section 403(b) of the Code, the Participant's entire interest in the Contract is nonforfeitable.

3. Deferred Compensation Plans

   Under Section 457 of the Code, governmental and certain other tax exempt Employers may establish deferred compensation plans for the benefit of their Employees which may invest in annuity contracts. The Code, as in the case of Qualified Plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the Employees will not be includible in the Employees' gross income until distributed from the plan.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining tax consequences of any distribution. Such treatment may result in adverse tax consequences, including the more rapid taxation of the distributed amounts from such combination of contracts. These aggregation rules do not apply to contracts issued through Cash or Deferred Savings Plans under Section 401(k) or Tax-Sheltered Annuity Plans under Section 403(b). However, they do apply to contracts issued through Deferred Compensation Plans under Section 457. Participants in a Deferred Compensation Plan under Section 457 of the Code should consult a tax advisor prior to purchasing more than one non-qualified annuity contract in any calendar year.

INCOME TAX WITHHOLDING

All distributions or any portion(s) thereof which are includible in the gross income of the taxpayer are subject to Federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the taxpayer, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or Individual Retirement Account or Individual Retirement Annuity, are subject to a mandatory 20% withholding for Federal income tax. The 20% withholding requirement does not apply to: (a) distributions for the life or life expectancy of the Participant or joint and last survivor expectancy of the Participant and a designated Beneficiary; (b) distributions for a specified period of 10 years or more; or (c) distributions which are required minimum distributions. Participants should consult their own tax counsel or other tax advisor regarding withholding.

                                  WITHDRAWALS

TAX TREATMENT OF WITHDRAWALS

The Code imposes a 10% penalty tax on the taxable portion of any distribution from Qualified Plans, including both 40l(k) and 403(b) plans. To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Participant reaches age 59 1/2; (b) distributions following the death or disability of the Participant (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions after separation from service that are part of substantially equal periodic payments, not less frequently than annually, made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of such Participant and a designated Beneficiary; (d) distributions to a Participant who has separated from service after attaining age 55; (e) distributions made to the Participant to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Participant for amounts paid during the taxable year for medical care; and (f) distributions made to an alternate payee pursuant to a qualified domestic relations order.

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains age
70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. In addition, distributions in excess of $150,000 per year in the case of periodic distributions and in excess of $750,000 in the case of lump sum distributions may be subject to an additional 15% excise tax unless an exemption applies.

TAX SHELTERED ANNUITY WITHDRAWAL LIMITATIONS

Effective January l, 1989, the Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances where the Participant attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Participant's Accumulation Account value which represents contributions made by the Participant and does not include any income attributable to those contributions.

These limitations on withdrawals apply only to salary reduction contributions made after December 31, 1988, income attributable to such contributions, and to income attributable to amounts held as of December 31, 1988. However, these limitations will apply to all amounts (regardless of when or how the contributions were originally made) which are transferred or rolled over from a custodial account (as defined in Section 403(b)(7)) into the Participant's Accumulation Account.

The limitations on withdrawals do not affect rollovers or transfers between certain Qualified Plans. Participants should consult their own tax counsel or other tax advisor regarding any distributions. The discussion contained in this Prospectus regarding taxes should be considered in light of the above.

WITHDRAWAL AMOUNT

Subject to the withdrawal restrictions noted above, SAFECO will pay the amount of any withdrawal within seven (7) business days of receipt of such request in good order.

Upon a withdrawal by a Participant, the number of Accumulation Units in a particular Sub-Account will be reduced by a number equal to the amount of any
(a) Withdrawal, including the Contingent Deferred Sales Charge, and (b) taxes, including premium taxes and, if applicable, income taxes, for which no other provision was made, and (c) Transfer Charges. Administration Charges will also be applied to the Accumulation Account. See "Deduction for Administration Charge" in this Prospectus. A Participant's Accumulation Account will not be reduced by the number of units equal to the amount of any early withdrawal penalty tax referred to above. The early withdrawal penalty tax must be paid directly by the Participant.

Because of the potential tax consequences of a withdrawal, and because the Qualified Plan may impose additional conditions, Participants should consult the plan administrator and competent tax advisors before making a withdrawal.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account, SAFECO Securities, Inc. or PNMR Securities, Inc. is a party. SAFECO is engaged in various kinds of routine litigation work which, in the opinion of SAFECO, is not of material importance in relation to the total capital and surplus of SAFECO.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                                        Page
                                                                                        ----
ANNUITY PROVISIONS....................................................................    3
     General..........................................................................    3
     Annuity Unit.....................................................................    3
     Net Investment Factor............................................................    3
     Assumed Investment Factor........................................................    3
     Amount of Annuity Payments.......................................................    3
     Additional Provisions............................................................    4
ADDITIONAL PERFORMANCE INFORMATION....................................................    4
     Performance Comparisons..........................................................    4
     Performance Information..........................................................    4
       Yields.........................................................................    4
       Total Returns..................................................................    5
EXPERTS...............................................................................    5
FINANCIAL STATEMENTS..................................................................    5

                      STATEMENT OF ADDITIONAL INFORMATION

                         SAFECO LIFE INSURANCE COMPANY
                              GENERAL INFORMATION
                                     SAFECO

SAFECO Life Insurance Company (SAFECO) is a wholly-owned subsidiary of SAFECO Corporation which is a holding company whose subsidiaries are engaged primarily in insurance and financial services businesses.

During the establishment of the Separate Account, SAFECO contributed capital to the Separate Account which was immediately invested in the SAFECO Resource Series Trust (Trust). At December 31, 1996, SAFECO's contribution represented 39.7% and 58.7% of the value of the SAFECO Resource Bond and SAFECO Resource Money Market Sub-Accounts, respectively. SAFECO may remove all or a portion of these amounts at anytime. However, SAFECO will attempt to minimize any potential material adverse effect such withdrawals may have on contractholder values.

               SAFEKEEPING OF THE ASSETS OF THE SEPARATE ACCOUNT

SAFECO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general account assets of SAFECO. SAFECO maintains records of all Separate Account purchases and redemptions of the shares of each Portfolio of SAFECO Resource Series Trust.

                              INDEPENDENT AUDITORS

Ernst & Young LLP, 999 Third Avenue, Suite 3500, Seattle, Washington 98104, is the independent auditor of the financial statements of SAFECO and the Separate Account.

                                  DISTRIBUTOR

Currently, SAFECO Securities, Inc. (SSI), acts as the principal underwriter for the Contracts. The offering is on a continuous basis. Prior to April 29, 1994, PNMR Securities, Inc. (PNMR) acted as the principal underwriter for the Contracts. SSI and PNMR are both wholly-owned subsidiaries and affiliates of SAFECO. For the years ended 1994, 1995 and 1996, PNMR, through SSI, received $1,640,855, $2,318,815 and $2,695,859 in commissions for the distribution of the Contracts of which no payments were retained.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Group Flexible Purchase Payment Deferred Variable Annuity Contracts.

The Prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Prospectus, call 1-800-426-7649 or write to SAFECO Life Insurance Company, Annuity Service Office: Retirement Services Department, P.O. Box 3882, Seattle, Washington 98124-3882.

This Statement of Additional Information and the Prospectus are both dated May 1, 1997.

                               TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
ANNUITY PROVISIONS................................................................    3
  General.........................................................................    3
  Annuity Unit....................................................................    3
  Net Investment Factor...........................................................    3
  Assumed Investment Factor.......................................................    3
  Amount of Annuity Payments......................................................    3
  Additional Provisions...........................................................    4
ADDITIONAL PERFORMANCE INFORMATION................................................    4
  Performance Comparisons.........................................................    4
  Performance Information.........................................................    4
     Yields.......................................................................    4
     Total Returns................................................................    5
EXPERTS...........................................................................    5
FINANCIAL STATEMENTS..............................................................    5

                               ANNUITY PROVISIONS

GENERAL

The Settlement Options and related provisions are described in the Prospectus.

ANNUITY UNIT

     The value of the Annuity Unit is determined by multiplying the value of the Annuity Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the value is being calculated, and dividing the result by the Assumed Investment Factor for such Valuation Period, where these two factors are defined as follows:

NET INVESTMENT FACTOR

     The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

(a) is the net result of:

     (1) the net asset value per share of the Trust determined as of the current Valuation Period; plus

     (2) the per share amount of any dividend or capital-gain distribution made by the Trust if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

     (3) a per share credit or charge, respectively, which is determined by SAFECO, for changes in tax reserves resulting from investment operations of the Sub-Account.

(b) is the net result of:

     (1) the net asset value per share of the Trust determined as of the immediately preceding Valuation Period; plus or minus

     (2) the per share credit or charge, respectively, for any changes in tax reserves for the immediately preceding Valuation Period.

(c) is the percentage factor equal to the Mortality and Expense Risk Premium. Such factor is equal on an annual basis to 1.25% of the daily net asset value of the Sub-Account.

The Net Investment Factor may be greater or less than one; therefore, the Annuity Unit value may increase or decrease.

ASSUMED INVESTMENT FACTOR

     The Assumed Investment Factor for a one day Valuation Period is 1.00010746. This factor neutralizes the assumed investment return of 4% in the Annuity Tables found in the Contract's Appendix A.

AMOUNT OF ANNUITY PAYMENTS

     A Variable Annuity is an annuity with payments which are not predetermined as to dollar amount and will vary in accordance with the net investment results of the Separate Account. The dollar amount of the first monthly Variable Annuity payment will be determined by applying the Participant's Accumulation Account, as of the 15th day of the preceding month, to the Annuity Tables contained in the Contract's Appendix A. The number of Annuity Units to be credited to the Annuitant will be determined by dividing such first monthly payment by the Annuity Unit Value calculated as of the 15th day of the preceding month. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of each Variable Annuity payment after the first shall be determined by multiplying (a) the number of Annuity Units credited to the Annuitant by (b) the Annuity Unit value as of the 15th day of the preceding month.

     The Annuity Table is based on the 1983 Group Annuity Mortality Table, Projected, with an age setback of 1 year if the annuity payment begins in the years 2000-2009, 2 years if the annuity payment begins in the years 2010-2019 and an additional 1 year setback for each additional ten years following. The interest rate assumed in the Table is 4% per annum.

ADDITIONAL PROVISIONS

     SAFECO may require proof of age of the Participant before making any life annuity payment provided for by the Contract. If the age of the Participant has been misstated, the amount payable will be the amount that the Accumulation Units would have provided at the correct age. Once monthly life income payments have begun, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

     Prior to any settlement of a death claim, due proof of Participant's death must be submitted to SAFECO.

     Where any benefits under the Contract are contingent upon the recipient being alive on a given date, SAFECO may require proof satisfactory to it that such condition has been met.

                       ADDITIONAL PERFORMANCE INFORMATION

STANDARDIZED COMPUTATION OF PERFORMANCE

     PERFORMANCE COMPARISONS. Performance Information for a Sub-Account may be compared, in reports and advertising, to: (i) Standard & Poor's Stock Index, Dow Jones Industrial Averages, Donahue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (ii) other Variable Annuity separate accounts or other investment products traced by Lipper Analytical Services, Inc., the Variable Annuity Research and Data Service, or Morningstar, Inc., which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives and assets; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in a Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

     Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising also may contain other information, including the ranking of any Sub-Account derived from rankings of Variable Annuity separate accounts or other investment products traced by Lipper Analytical Services, Inc. or by rating services, companies, publications, or other persons which rank separate accounts or other investment products on overall performance or other criteria.

PERFORMANCE INFORMATION

     YIELDS. Some Sub-Accounts may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Sub-Account over a stated period of time, not taking in to account capital gains or losses or the imposition of any Contingent Deferred Sales Charge. Yields are annualized and stated as a percentage.

     Current yield and effective yield are calculated for the SAFECO Resource Money Market Sub-Account. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven
(7) day period, less a hypothetical charge reflecting deductions from values during the period (the base period), and stated as a percentage of the investment at the start of the base period (the base period return). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = [(Base Period Return + 1)(365/7)] - 1

     Yield for the SAFECO Resource Bond Sub-Account is based on all investment income (including dividends and interest) per accumulation unit earned during a particular thirty (30) day period, less expenses accrued during the period (net investment income). Yield is computed by dividing net investment income by the value of an accumulation unit on the last day of the period, according to the following formula:

                       Yield = 2[((a - b)/cd + 1)(6) - 1]

     where a = net investment income earned during the period by the corresponding Available Fund portfolio, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of accumulation units outstanding during the period, and d = the value (maximum offering price) per accumulation unit on the last day of the period.

     TOTAL RETURNS. Total return reflects all aspects of a Sub-Account's return, including the automatic reinvestment by the Sub-Account of all distributions and the deduction of all applicable charges to the Sub-Account on an annual basis, including mortality and expense risk charges, the Annual Administration Maintenance Charge, and any other charges against Contract Value. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deduction of the Contingent Deferred Sales Charge, if applicable. Additional quotations may be given that do not assume a termination (surrender) and do not take into account deduction of the Contingent Deferred Sales Charge, since the Contracts are intended as long-term products.

     From time to time, non-standardized total return figures may accompany the standardized figures. Non-standardized total return figures may be calculated in a variety of ways including but not necessarily limited to different time periods, different initial investment amounts, additions of periodic payments, use of time weighted average annual returns which take into consideration the length of time each investment has been on deposit, and without the Administration Charge and/or with or without the Contingent Deferred Sales Charge. Non-standardized figures may cause the performance of the Sub-Accounts to appear higher than performance calculated using standard parameters.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Sub-Account over certain periods, including 1, 5, and 10 years (up to the life of the Sub-Account), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Sub-Account's experience is not constant over time, but changes from year to year, and that the average annual returns represent averaged figures as opposed to the year-to-year performance of a Sub-Account. Average annual returns are calculated pursuant to the following formula: P(1 + T)(n) = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

     Cumulative total returns are unaveraged and reflect the simple change in value of a hypothetical investment in the Sub-Account over a stated period of time.

                                    EXPERTS

     The financial statements of SAFECO Resource Variable Account B and SAFECO Life Insurance Company and Subsidiaries appearing in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing in the Statement of Additional Information. Such financial statements have been included herein in reliance on their reports given on the authority of such firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

     The consolidated financial statements of SAFECO Life Insurance Company and Subsidiaries included herein should be considered only as bearing upon the ability of SAFECO to meet its obligations under the Contracts.

                              FINANCIAL STATEMENTS

                       SAFECO RESOURCE VARIABLE ACCOUNT B

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Report of Ernst & Young LLP, Independent Auditors.....................................    7
Statement of Assets and Liabilities as of December 31, 1996...........................    8
Statement of Operations for the year ended December 31, 1996..........................    9
Statements of Changes in Net Assets for the years ended December 31, 1996 and 1995....   10
Notes to Financial Statements (including accumulation unit data)......................   11

                          REPORT OF ERNST & YOUNG LLP,
                              INDEPENDENT AUDITORS
TO THE BOARD OF DIRECTORS OF SAFECO LIFE INSURANCE COMPANY AND
PARTICIPANTS OF SAFECO RESOURCE VARIABLE ACCOUNT B

     We have audited the accompanying statements of assets and liabilities of certain Sub-Accounts of SAFECO Resource Variable Account B (comprising, respectively, the SAFECO Resource Equity, SAFECO Resource Bond, and SAFECO Resource Money Market Sub-Accounts) as of December 31, 1996, and the related statements of operations, the statements of changes in net assets, and the accumulation unit data for each of the periods indicated therein. These financial statements and accumulation unit data are the responsibility of the SAFECO Resource Variable Account B's management. Our responsibility is to express an opinion on these financial statements and accumulation unit data based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and accumulation unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and accumulation unit data. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with SAFECO Resource Series Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and accumulation unit data referred to above present fairly, in all material respects, the financial position of each of the respective Sub-Accounts of SAFECO Resource Variable Account B as listed above at December 31, 1996, the results of their operations, the changes in their net assets, and the accumulation unit data for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        /s/ ERNST & YOUNG LLP
Seattle, Washington
January 31, 1997

December 31, 1996
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                                           SUB-ACCOUNTS
                                                                            ------------------------------------------
                                                                             SAFECO           SAFECO           SAFECO
                      AS OF DECEMBER 31, 1996                                EQUITY            BOND             MMKT
------------------------------------------------------------------------------------------------------------------
                                                                            -- (In Thousands, Except Per-Unit and Per
                                                                                        Share Amounts) --
ASSETS:
  Investments in underlying Portfolios:
  Investments, at cost                                                      $118,571         $ 9,443          $ 5,104
                                                                            =======          =======          =======
  Shares owned                                                                6,101              844            5,104
  Net asset value per share                                                 $ 21.75          $ 10.75          $  1.00
                                                                            -------          -------          -------
  Investments, at value                                                     132,704            9,073            5,104
  Cash                                                                           26                2                1
                                                                            -------          -------          -------
    Total assets                                                            132,730            9,075            5,105

LIABILITIES:
  Mortality and expense risk charge payable                                     146               10                6
  Fees payable                                                                   26                2                1
                                                                            -------          -------          -------
    Total liabilities                                                           172               12                7
                                                                            -------          -------          -------
NET ASSETS                                                                  $132,558         $ 9,063          $ 5,098
                                                                            =======          =======          =======
ACCUMULATION UNITS OUTSTANDING                                                3,328              504              341
                                                                            =======          =======          =======
ACCUMULATION UNIT VALUE*
  (Net assets divided by accumulation
    units outstanding)                                                      $39.829          $17.991          $14.944
                                                                            =======          =======          =======

* Redemption price per unit is the unit value less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements

                                              SAFECO RESOURCE VARIABLE ACCOUNT B
--------------------------------------------------------------------------------

                                                         STATEMENT OF OPERATIONS

                                                                           SUB-ACCOUNTS
                                                                           ----------------------------------------
                                                                                  YEAR ENDED DECEMBER 31, 1996
                                                                            SAFECO           SAFECO           SAFECO
                                                                            EQUITY            BOND             MMKT
                                                                           ----------------------------------------
                                                                                     -- ($ in Thousands) --
INVESTMENT INCOME:
  Income dividends and capital gain
    distributions                                                          $12,467          $   495          $   241
EXPENSES:
  Mortality and expense risk charge                                          1,394              111               63
                                                                           -------          -------          -------
NET INVESTMENT INCOME                                                       11,073              384              178
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) on investments                                    4,626              (20)               -
  Net change in unrealized appreciation                                      7,840             (425)               -
                                                                           -------          -------          -------
NET GAIN (LOSS) ON INVESTMENTS                                              12,466             (445)               -
                                                                           -------          -------          -------
NET CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                          $23,539          $   (61)         $   178
                                                                           =======          =======          =======

                       See Notes to Financial Statements

December 31, 1996
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                          SUB-ACCOUNTS
                                      ----------------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED DECEMBER 31
                                               SAFECO                        SAFECO                        SAFECO
                                               EQUITY                         BOND                          MMKT
                                      ----------------------        ----------------------        ----------------------
                                        1996           1995           1996           1995           1996           1995
                                      ----------------------        ----------------------        ----------------------

                                                                      -- (In Thousands) --
OPERATIONS:
  Net investment income               $  11,073      $   9,089      $     384      $     422      $     178      $     187
  Net realized gain (loss) on
    investments                           4,626          2,869            (20)           (29)             -              -
  Net change in unrealized
    appreciation                          7,840          5,057           (425)           773              -              -
                                      ---------      ---------      ---------      ---------      ---------      ---------
  Net change in net assets
    resulting from operations            23,539         17,015            (61)         1,166            178            187
NET ACCUMULATION UNIT TRANSACTIONS       19,372         18,584            405             89            478           (473)
                                      ---------      ---------      ---------      ---------      ---------      ---------
TOTAL CHANGE IN NET ASSETS               42,911         35,599            344          1,255            656           (286)
NET ASSETS AT BEGINNING OF PERIOD        89,647         54,048          8,719          7,464          4,442          4,728
                                      ---------      ---------      ---------      ---------      ---------      ---------
NET ASSETS AT END OF PERIOD           $ 132,558      $  89,647      $   9,063      $   8,719      $   5,098      $   4,442
                                      =========      =========      =========      =========      =========      =========

OTHER INFORMATION
Increase (Decrease) in Units and
  Amounts
UNITS:
  Sales                                     925            905             87             87            717            587
  Redemptions                              (371)          (257)           (65)           (86)          (684)          (621)
                                      ---------      ---------      ---------      ---------      ---------      ---------
    Net change                              554            648             22              1             33            (34)
                                      =========      =========      =========      =========      =========      =========
AMOUNTS:
  Sales                               $  32,687      $  25,905      $   1,555      $   1,469      $  10,520      $   8,274
  Redemptions                           (13,315)        (7,321)        (1,150)        (1,380)       (10,042)        (8,747)
                                      ---------      ---------      ---------      ---------      ---------      ---------
    Net change                        $  19,372      $  18,584      $     405      $      89      $     478      $    (473)
                                      =========      =========      =========      =========      =========      =========
DECEMBER 31, 1996:
  Paid in capital                     $  79,810                     $   6,681                     $   3,856
  Par value per unit                       None                          None                          None
  Accumulation units authorized       Unlimited                     Unlimited                     Unlimited
  Accumulation units owned by
    SAFECO                                  200                           200                           200

                       See Notes to Financial Statements

                                              SAFECO RESOURCE VARIABLE ACCOUNT B
--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

    SAFECO Resource Variable Account B (Variable Account B) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment trust of SAFECO Life Insurance Company (SAFECO), a wholly-owned subsidiary of SAFECO Corporation. Variable Account B is comprised of 12 portfolios. The information contained in this financial statement relates to the sub-accounts invested in shares of the three portfolios designated below.

                       SUB-ACCOUNT                                UNDERLYING PORTFOLIO
    --------------------------------------------------------------------------------------------
                                                        SAFECO Resource Series Trust --
    SAFECO Resource Equity (SAFECO Equity)              Equity Portfolio
    SAFECO Resource Bond (SAFECO Bond)                  Bond Portfolio
    SAFECO Resource Money Market (SAFECO MMKT)          Money Market Portfolio

2.  SIGNIFICANT ACCOUNTING POLICIES

    SECURITY VALUATION -- Investments in portfolio shares are carried in the statement of assets and liabilities at net asset value as reported by the respective Portfolio. Realized gains or losses on securities transactions are determined using the First-In First-Out (FIFO) cost method. Security transactions are recorded on the trade date.

    DISTRIBUTIONS -- The net investment income and realized capital gains of Variable Account B are not distributed, but are retained and reinvested for the benefit of accumulation unit owners.

    FEDERAL INCOME TAX -- Operations of Variable Account B are included in the federal income tax return of SAFECO, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to operations of Variable Account B.

3.  EXPENSES

    A mortality and expense risk charge is deducted by SAFECO from Variable Account B on a daily basis which is equal, on an annual basis, to 1.25% of the average daily net asset value of Variable Account B. The mortality risks assumed by SAFECO arise from its contractual obligation to make annuity payments after the annuity date for the life of the participant and to waive withdrawal charges in the event of the death of a participant. The expense risk assumed by SAFECO is that the costs of administering the contracts and Variable Account B will exceed the amount received from the administration charge.

    The following expenses may be deducted from a contractholder's account by SAFECO and not directly from Variable Account B. As a fee for expenses associated with the administration of the contract owner's account, an annual charge of $30 may be deducted by SAFECO from the accumulated value of each contract on the date the initial purchase payment is invested and on each certificate anniversary. In the event that a participant withdraws all or a portion of the participant's accumulation account, a contingent deferred sales charge is imposed on withdrawals of purchase payments in the first eight certificate years. Any premium tax levied by a state or government entity with respect to the Variable Account B contract will be charged against the contract. Fees and charges may vary by product.

December 31, 1996                             SAFECO RESOURCE VARIABLE ACCOUNT B
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(Continued)

4.  INVESTMENT TRANSACTIONS

                                                                                              SUB-ACCOUNTS
                                                                                   ----------------------------------
                                                                                    SAFECO       SAFECO       SAFECO
                                                                                    EQUITY        BOND         MMKT
     -------------------------------------------------------------------------------------------------------------
                                                                                         -- ($ in Thousands) --
     PURCHASES for the year ended December 31, 1996                                $46,553      $ 2,256      $12,206
                                                                                   =======      =======      =======
     SALES for the year ended December 31, 1996                                    $16,050      $ 1,465      $11,549
                                                                                   =======      =======      =======

5.  ACCUMULATION UNIT DATA

                                                                                              SUB-ACCOUNTS
                                                                                   ----------------------------------
                                                                                    SAFECO       SAFECO       SAFECO
                                                                                    EQUITY        BOND         MMKT
     -------------------------------------------------------------------------------------------------------------
     December 31, 1992                                                             $18.704      $14.882      $13.335
     December 31, 1993                                                              23.630       16.253       13.516
     December 31, 1994                                                              25.424       15.559       13.837
     December 31, 1995                                                              32.321       18.117       14.417
     December 31, 1996                                                              39.829       17.991       14.944

                    Audited Consolidated Financial Statements






                          SAFECO Life Insurance Company
                                and Subsidiaries

              For the Years Ended December 31, 1996, 1995 and 1994

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS




                                TABLE OF CONTENTS



                                                                        PAGE

Report of Independent Auditors..........................................   1

Consolidated Financial Statements

       Consolidated Balance Sheet.......................................   2

       Statement of Consolidated Income.................................   4

       Statement of Changes in Stockholder's Equity.....................   5

       Statement of Consolidated Cash Flows.............................   6

       Notes to Consolidated Financial Statements.......................   8

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Board of Directors
SAFECO Life Insurance Company

We have audited the accompanying consolidated balance sheet of SAFECO Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the related statements of consolidated income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of SAFECO Life Insurance Company and subsidiaries at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As described in Note 1 to the Consolidated Financial Statements, SAFECO Life Insurance Company and subsidiaries adopted certain new accounting standards in 1995 and 1994 as required by the Financial Accounting Standards Board.



                                                  /s/ ERNST & YOUNG LLP

Seattle, Washington
February 14, 1997

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(In Thousands Except Share Amounts)

                                                                                    December 31
                                                                                    -----------
                                                                               1996            1995
                                                                               ----            ----
ASSETS

Investments (Note 2):
     Fixed Maturities Available-for-Sale, at Market Value
      (Amortized Cost: 1996-$7,597,733; 1995-$7,195,332) ..........      $  7,853,553       $ 7,720,108
     Fixed Maturities Held-to-Maturity, at Amortized Cost
      (Market Value: 1996-$2,670,004; 1995-$2,388,514) ............         2,488,324         2,044,517
     Marketable Equity Securities, at Market Value
      (Cost: 1996-$9,629; 1995-$14,904) ...........................            18,902            25,776
     First Mortgage Loans on Real Estate:
      Nonaffiliates (At cost, less allowance for losses:
       1996-$10,943; 1995-$9,633) .................................           447,596           416,110
      Affiliates ..................................................           140,743           137,823
     Real Estate (At cost, less accumulated depreciation:
      1996-$180; 1995-$398) .......................................             4,134             4,972
     Policy Loans .................................................            58,153            55,925
     Short-Term Investments (At cost which approximates market) ...            69,878            68,614
     Investment in Limited Partnerships ...........................               250             1,289
                                                                          -----------       -----------
          Total Investments .......................................        11,081,533        10,475,134
Cash ..............................................................            19,136            34,886
Accrued Investment Income .........................................           159,790           150,897
Accounts and Notes Receivable (At cost, less allowance for doubtful
     accounts: 1996-$85; 1995-$72) ................................            23,582            27,971
Reinsurance Recoverables (Note 5) .................................            25,204            16,656
Deferred Policy Acquisition Costs (Net of valuation allowance:
     1996-$19,040; 1995-$42,815) ..................................           240,464           210,491
Other Assets ......................................................             5,497             5,739
Current Income Taxes Recoverable (Note 9) .........................               792                --
Assets Held in Separate Accounts ..................................           491,212           276,399
                                                                          -----------       -----------
          Total Assets ............................................       $12,047,210       $11,198,173
                                                                          ===========       ===========


                 See Notes to Consolidated Financial Statements

                                                                  December 31
                                                                  -----------
                                                              1996             1995
                                                           ----------       ----------
LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Policy and Contract Liabilities (Note 5):
Future Policy Benefits .............................      $   149,624       $  154,090
Policy and Contract Claims .........................           29,155           26,407
Premiums Paid in Advance ...........................            8,846            8,209
Funds Held Under Deposit Contracts .................        9,792,730        8,756,384
Other Policyholders' Funds .........................          134,422          323,302
                                                          -----------       ----------
 Total Policy and Contract Liabilities .............       10,114,777        9,268,392
Other Liabilities ..................................           76,089          112,008
Federal Income Taxes (Note 9):
Current ............................................               --           13,047
Deferred (Includes tax on unrealized appreciation of
investment securities: 1996-$86,120;
1995-$172,493) .....................................          103,648          196,492
Liabilities Related to Separate Accounts ...........          491,212          276,399
                                                          -----------       ----------
Total Liabilities ..................................       10,785,726        9,866,338
                                                          -----------       ----------

Stockholder's Equity:
Common Stock, $250 Par Value;
20,000 Shares Authorized, Issued and Outstanding ...            5,000            5,000
Additional Paid-In Capital .........................           85,000           85,000
Retained Earnings (Note 7) .........................        1,011,439          921,383
Unrealized Appreciation of Investment Securities,
Net of Tax (Note 2) ................................          160,045          320,452
                                                          -----------       ----------
Total Stockholder's Equity .........................        1,261,484        1,331,835
                                                          -----------       ----------


Total Liabilities and Stockholder's Equity .........      $12,047,210      $11,198,173
                                                          ===========      ===========


                 See Notes to Consolidated Financial Statements

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
STATEMENT OF CONSOLIDATED INCOME

                                                                   Year Ended December 31
                                                                   ----------------------
                                                              1996            1995            1994
                                                          -----------     -----------     -----------
(In Thousands)
Revenues:
     Premiums ........................................    $   240,100     $   237,025     $   252,929
     Investment Income:
     Interest on Fixed Maturities ....................        767,309         716,510         648,296
     Interest on Mortgage Loans ......................         52,127          51,912          51,135
     Interest on Short-Term Investments ..............          2,935           4,017           3,351
     Dividends from Marketable Equity Securities .....            843           1,387           1,446
     Dividends from Redeemable Preferred Stock .......         12,654           3,065             618
     Other Investment Income .........................          3,879           4,155           4,375
                                                          -----------     -----------     -----------
          Total ......................................        839,747         781,046         709,221
      Less Investment Expenses .......................          3,709           3,546           3,551
                                                          -----------     -----------     -----------
     Net Investment Income ...........................        836,038         777,500         705,670
                                                          -----------     -----------     -----------
     Other Revenue ...................................         12,933          11,608           9,795
     Realized Investment Gain ........................         10,439           5,676           5,639
                                                          -----------     -----------     -----------
          Total ......................................      1,099,510       1,031,809         974,033
                                                          -----------     -----------     -----------

Benefits and Expenses:
     Policy Benefits .................................        782,213         723,466         674,215
     Commissions .....................................         74,724          79,163          84,760
     Personnel Costs .................................         43,609          42,314          42,439
     Taxes Other Than Payroll and Income Taxes .......         15,512           7,913           7,652
     Other Operating Expenses ........................         45,224          42,978          44,519
     Amortization of Deferred Policy
       Acquisition Costs .............................         35,652          32,376          29,407
     Deferral of Policy Acquisition Costs ............        (42,426)        (35,347)        (43,360)
                                                          -----------     -----------     -----------
          Total ......................................        954,508         892,863         839,632
                                                          -----------     -----------     -----------

Income before Federal Income Taxes ...................        145,002         138,946         134,401
                                                          -----------     -----------     -----------

Provision (Benefit) for Federal Income Taxes (Note 9):
     Current .........................................         57,417          61,830          57,365
     Deferred ........................................         (6,471)        (13,800)        (10,154)
                                                          -----------     -----------     -----------
          Total ......................................         50,946          48,030          47,211
                                                          -----------     -----------     -----------

Net Income ...........................................    $    94,056     $    90,916     $    87,190
                                                          ===========     ===========     ===========


                 See Notes to Consolidated Financial Statements

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                                 Year Ended December 31
                                                                                                 ----------------------
                                                                                         1996          1995              1994
                                                                                         ----          ----              ----
                                                                                                    (In Thousands)
Common Stock ...................................................................    $     5,000     $     5,000     $     5,000
                                                                                    -----------     -----------     -----------

Additional Paid-In Capital .....................................................         85,000          85,000          85,000
                                                                                    -----------     -----------     -----------

Retained Earnings:
     Balance at the Beginning of Year ..........................................        921,383         834,467         751,277
     Net Income ................................................................         94,056          90,916          87,190
     Dividends to Parent .......................................................         (4,000)         (4,000)         (4,000)
                                                                                    -----------     -----------     -----------
     Balance at the End of Year ................................................      1,011,439         921,383         834,467
                                                                                    -----------     -----------     -----------

Unrealized Appreciation (Depreciation) of Investment
 Securities, Net of Tax (Note 1 and 2):
  Balance at the Beginning of Year .............................................        320,452        (126,229)          6,828
  Net Effect of Adoption of FASB Statement 115 .................................             --              --         279,957
  Change in Unrealized Appreciation or Depreciation ............................       (175,861)        474,511        (413,014)
  Change in Deferred Policy Acquisition Costs
   Valuation Allowance .........................................................         15,454         (27,830)             --
                                                                                    -----------     -----------     -----------
Balance at the End of Year .....................................................        160,045         320,452        (126,229)
                                                                                    -----------     -----------     -----------

  Stockholder's Equity .........................................................    $ 1,261,484     $ 1,331,835     $   798,238
                                                                                    ===========     ===========     ===========


                 See Notes to Consolidated Financial Statements

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
STATEMENT OF CONSOLIDATED CASH FLOWS

                                                                                            Year Ended December 31
                                                                                            ----------------------
                                                                                   1996             1995            1994
                                                                                -----------     -----------     -----------
                                                                                               (In Thousands)
OPERATING ACTIVITIES:
     Insurance Premiums Received ............................................   $   216,801     $   216,269     $   233,129
     Dividends and Interest Received ........................................       754,878         703,053         641,234
     Other Operating Receipts ...............................................        12,948          10,607          11,419
     Insurance Claims and Policy Benefits Paid ..............................      (302,955)       (272,206)       (242,523)
     Underwriting, Acquisition and Insurance
       Operating Costs Paid .................................................      (172,251)       (169,904)       (177,188)
     Income Taxes Paid ......................................................       (71,255)        (61,247)        (60,566)
                                                                                -----------     -----------     -----------
          Net Cash Provided by Operating Activities .........................       438,166         426,572         405,505
                                                                                -----------     -----------     -----------

INVESTING ACTIVITIES:
     Purchases of:
       Fixed Maturities Available-for-Sale ..................................    (1,544,998)     (1,424,510)     (1,110,154)
       Fixed Maturities Held-to-Maturity ....................................      (473,206)       (291,965)       (358,297)
       Marketable Equity Securities .........................................          (272)           (260)           (407)
       Other Investments ....................................................           (15)            (14)        (24,381)
       Policy and Nonaffiliated Mortgage Loans ..............................       (85,485)        (55,302)        (68,710)
       Affiliated Mortgage Loans ............................................       (34,650)        (12,643)        (54,000)
     Maturities of Fixed Maturities Available-for-Sale ......................       466,509         375,291         476,410
     Maturities of Fixed Maturities Held-to-Maturity ........................        21,694          17,878          54,564
     Sales of:
       Fixed Maturities Available-for-Sale ..................................       721,229         327,160         250,227
       Fixed Maturities Held-to-Maturity ....................................        13,316              --              --
       Marketable Equity Securities .........................................        10,394           2,172              65
       Other Investments ....................................................         1,100             180          23,992
       Real Estate ..........................................................         1,086             876           1,885
       Policy and Nonaffiliated Mortgage Loans ..............................        48,341          50,734          42,038
       Affiliated Mortgage Loans ............................................        31,730           8,977           6,714
     Net (Increase) Decrease in Short-Term Investments ......................        (1,250)         (5,811)         11,793
     Other ..................................................................          (747)           (122)            947
                                                                                -----------     -----------     -----------
          Net Cash Used in Investing Activities .............................      (825,224)     (1,007,359)       (747,314)
                                                                                -----------     -----------     -----------

FINANCING ACTIVITIES:
     Funds Received Under Deposit Contracts .................................     1,148,590       1,304,665       1,012,164
     Return of Funds Held Under Deposit Contracts ...........................      (765,480)       (720,845)       (659,697)
     Dividends to Parent ....................................................        (4,000)         (4,000)         (4,000)
     Net Proceeds from (Repayment of) Short-Term Borrowings .................        (7,802)          9,143             842
                                                                                -----------     -----------     -----------
          Net Cash Provided by Financing Activities .........................       371,308         588,963         349,309
                                                                                -----------     -----------     -----------

     Net Increase (Decrease) in Cash ........................................       (15,750)          8,176           7,500
     Cash at Beginning of Year ..............................................        34,886          26,710          19,210
                                                                                -----------     -----------     -----------

     Cash at End of Year ....................................................   $    19,136     $    34,886     $    26,710
                                                                                ===========     ===========     ===========

For purposes of reporting cash flows, cash consists of balances on hand and on deposit in banks and financial institutions.

                 See Notes to Consolidated Financial Statements

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
STATEMENT OF CONSOLIDATED CASH FLOWS -
RECONCILIATION OF NET INCOME TO NET CASH
PROVIDED BY OPERATING ACTIVITIES

                                                                                      Year Ended December 31
                                                                              -------------------------------------
                                                                                 1996          1995          1994
                                                                              ---------     ---------     ---------
                                                                                         (In Thousands)

Net Income ...............................................................    $  94,056     $  90,916     $  87,190
                                                                              ---------     ---------     ---------

Adjustments to Reconcile Net Income to
Net Cash Provided by Operating Activities:
Realized Investment Gain .................................................      (10,439)       (5,676)       (5,639)
Amortization of Fixed Maturity Investments ...............................      (26,811)      (26,050)      (12,247)
Deferred Federal Income Tax Benefit ......................................       (6,471)      (13,800)      (10,154)
Interest Expense on Deposit Contracts ....................................      460,594       432,327       405,536
Other ....................................................................          574         3,140          (440)

Changes in:
Future Policy Benefits ...................................................       (4,466)       (1,232)        3,834
Policy and Contract Claims ...............................................        2,748        (2,643)       (4,136)
Premiums Paid in Advance .................................................          637          (574)       (1,174)
Deferred Policy Acquisition Costs ........................................       (6,198)       (6,116)      (12,990)
Accrued Investment Income ................................................       (8,893)       (8,990)      (13,695)
Accrued Interest on Accrual Bonds ........................................      (44,015)      (36,908)      (41,285)
Other Receivables ........................................................       (8,639)       (2,353)        5,064
Current Federal Income Taxes .............................................      (13,839)          583        (3,201)
Other Assets and Liabilities .............................................        4,668           449         1,820
Other Policyholders' Funds ...............................................        4,660         3,499         7,022
                                                                              ---------     ---------     ---------

Total Adjustments ........................................................      344,110       335,656       318,315
                                                                              ---------     ---------     ---------

Net Cash Provided by Operating Activities ................................    $ 438,166     $ 426,572     $ 405,505
                                                                              =========     =========     =========

                 See Notes to Consolidated Financial Statements

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF OPERATIONS. SAFECO Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the state of Washington. The Company offers individual and group insurance products, pension plans and annuity products, marketed through professional agents in all states and the District of Columbia. The Company owns two subsidiaries, SAFECO National Life Insurance Company and First SAFECO National Life Insurance Company of New York. The Company is a wholly-owned subsidiary of SAFECO Corporation which is a Washington corporation whose subsidiaries engage primarily in insurance and financial service businesses.

     BASIS OF REPORTING. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles appropriate in the circumstances and include amounts based on the best estimates and judgments of management. The financial statements include SAFECO Life Insurance Company and its subsidiaries.

     All significant intercompany transactions have been eliminated in the consolidated financial statements. Certain reclassifications have been made to prior year financial information to conform to the 1996 classifications.

     ACCOUNTING FOR PREMIUMS. Life and health insurance premiums are reported as income when collected for traditional individual life policies and when earned for group life and health policies. Funds received under pension deposit contracts, annuity contracts and universal life policies are recorded as liabilities rather than premium income when received. Revenues for universal life products consist of front-end loads, mortality charges and expense charges assessed against individual policyholder account balances. These loads and charges are recognized as income when earned.

     INVESTMENTS. The Company adopted Financial Accounting Standards Board
     (FASB) Statement 115, "Accounting for Certain Investments in Debt and Equity Securities," on January 1, 1994, applying the provisions of the Statement to investments held as of, or acquired after that date. See discussion of new accounting standards on page 10.

     Fixed maturity investments (i.e., bonds and redeemable preferred stocks) which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost in the balance sheet. Fixed maturities classified as available-for-sale are carried at market value, with changes in unrealized gains and losses recorded directly to stockholder's equity, net of applicable income taxes and deferred policy acquisition costs valuation allowance. The Company has no fixed maturities classified as trading.

     All marketable equity securities are classified as available-for-sale and carried at market value, with changes in unrealized gains and losses recorded directly to stockholder's equity, net of applicable income taxes.

     When the collectibility of income on certain investments is considered doubtful, they are placed on non-accrual status and thereafter interest income is recognized only when payment is received. Investments that have declined in market value below cost and for which the decline is judged to be other than temporary are written down to fair value. Writedowns are made directly on an individual security basis and reduce realized investment gains in the Statement of Consolidated Income.

     The cost of security investments sold is determined by the "identified cost" method.

     Mortgage loans are carried at outstanding principal balances, less an allowance for loan losses.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 (continued)

     REAL ESTATE AND DEPRECIATION. Income-producing real estate is classified as an investment. The Company provides straight-line depreciation on its buildings based upon their estimated useful lives.

     Investment real estate that has declined in market value below cost and for which the decline is judged to be other than temporary is written down to estimated realizable value. Writedowns reduce realized investment gains in the Statement of Consolidated Income.

     DEFERRED POLICY ACQUISITION COSTS. Life and health acquisition costs, consisting of commissions and certain other underwriting expenses, which vary with and are primarily related to the production of new business, are deferred.

     Acquisition costs for pension deposit contracts, deferred annuity contracts and universal life policies are amortized over the lives of the contracts or policies in proportion to the present value of estimated future gross profits. To the extent actual experience differs from assumptions, and to the extent estimates of future gross profits require revision, the unamortized balance of deferred policy acquisition costs is adjusted accordingly; such adjustments would be included in current operations. There were no significant revisions made in 1996, 1995 or 1994.

     Acquisition costs for traditional individual life insurance policies are amortized over the premium payment period of the related policies using assumptions consistent with those used in computing policy benefit liabilities. Acquisition costs for group life and health policies are amortized over the lives of the policies in proportion to premium received.

     FUTURE POLICY BENEFITS. Liabilities for universal life insurance policies, deferred annuity and pension deposit contracts are equal to the accumulated account value of such policies or contracts as of the valuation date. Liabilities for structured settlement annuities are based on interest rate assumptions using market rates at issue, graded downward over 40 years to a range of 5.5% to 8.75%.

     Liabilities for future policy benefits under traditional individual life insurance policies have been computed on the level premium method using interest, mortality and persistency assumptions based on actual experience modified to provide for adverse deviation. Interest assumptions range from 8.5% graded to 3.25%.

     POLICY AND CONTRACT CLAIMS. The liability for policy and contract claims is established on the basis of reported losses ("case basis" method). Provision is also made for claims incurred but not reported, based on historical experience. The estimates for claims incurred but not reported are continually reviewed and any necessary adjustments are reflected in current operations.

     SEPARATE ACCOUNTS. The Company administers segregated asset accounts for variable annuity and variable universal life clients. The assets of these Separate Accounts, which consist of common stocks, are the property of the Company. The liabilities of these Separate Accounts represent reserves established to meet withdrawal and future benefit payment provisions of contracts with these clients. The assets of the Separate Accounts, equal to the reserves and other contract liabilities of the Separate Accounts, are not chargeable with liabilities arising out of any other business the Company may conduct. Investment risks associated with market value changes are borne by the clients. Deposits, withdrawals, net investment income and realized and unrealized capital gains and losses on the assets of the Separate Account are not reflected in the Statement of Consolidated Income. Management fees and other charges assessed against the contracts are included in other revenue.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



Note 1 (continued)

     FEDERAL INCOME TAXES. The Company and its subsidiaries are included in a consolidated federal income tax return filed by SAFECO Corporation. Tax payments (credits) are made to or received from SAFECO Corporation on a separate tax return filing basis. The Company provides for federal income taxes based on financial reporting income and deferred federal income taxes on temporary differences between financial reporting and taxable income.

     NEW ACCOUNTING STANDARDS. The Company adopted FASB Statement 112, "Employers' Accounting for Postemployment Benefits," effective January 1, 1994. Adoption had no effect on net income.

     In 1993, the FASB adopted Statement 114, "Accounting by Creditors for Impairment of a Loan," which provides guidance on valuing impaired loans. The FASB also issued Statement 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," in 1994, which amends Statement 114. Both statements were effective for 1995 and adopted by the Company on January 1, 1995. Adoption did not affect net income. For additional disclosure relating to these two statements, see Note 2.

     In 1993, the FASB issued Statement 115, "Accounting for Certain Investments in Debt and Equity Securities," which expands the use of fair value accounting for debt and equity securities. As of January 1, 1994, the Company adopted the provisions of this Statement for investments held as of, or acquired after that date. Statement 115 requires that debt and equity securities be classified as trading, available- for-sale, or held-to-maturity.

     Fixed maturity securities that the Company has the positive intent and ability to hold to maturity (as narrowly defined by Statement 115) are classified as held-to-maturity and are reported at amortized cost. Fixed maturity securities classified as available-for-sale are carried at market value, with changes in unrealized gains and losses recorded directly to stockholder's equity, net of applicable income taxes and any deferred policy acquisition costs valuation allowance. All marketable equity securities are classified as available-for-sale and continue to be carried at market value, with changes in unrealized gains and losses recorded directly to stockholder's equity, net of applicable income taxes. Under Statement 115, trading securities are carried at market value with immediate recognition in income of changes in market value. Since the Company does not have any securities held for trading, the adoption of this Statement had no effect on net income.

     The net effect on stockholder's equity of the adoption of Statement 115 was an increase of $279,957,000 as of January 1, 1994. The net increase was comprised of the following amounts: aggregate market value in excess of amortized cost of fixed maturities classified as available-for-sale of $458,471,000, less deferred policy acquisition costs valuation allowance of $27,768,000 and deferred income taxes at 35% of $150,746,000.

     The FASB issued an Implementation Guide on Statement 115 in November 1995. In addition to providing guidance on Statement 115, the Guide allowed for a one-time-only reclassification of securities among the three categories defined in Statement 115. The Company reclassified certain fixed maturity securities from the held-to-maturity category to the available-for-sale category on December 31, 1995, as allowed by the Guide. The securities reclassified had a net carrying value (amortized cost) of $331,123,000 and a market value of $358,630,000 at December 31, 1995. This reclassification had no effect on net income.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



2.   INVESTMENT SUMMARY

      A summary of fixed maturities and marketable equity securities classified as available-for-sale at December 31, 1996 follows:

                                                                              Gross         Gross         Net           Estimated
                                                              Amortized    Unrealized     Unrealized    Unrealized        Market
                                                                Cost          Gains         Losses         Gain           Value
                                                                ----          -----         ------         ----           -----

                                                                                       (In Thousands)
United States government and
  government agencies and authorities ...........          $  746,401    $   38,689     $   (1,915)    $   36,774    $  783,175
States, municipalities and political subdivisions             131,538        11,192        (1,009)         10,183       141,721
Foreign governments .............................              74,427         4,575            (7)          4,568        78,995
Public utilities ................................           1,428,912        72,384        (7,220)         65,164     1,494,076
All other corporate bonds .......................           2,707,297       100,673       (15,464)         85,209     2,792,506
Mortgage-backed securities ......................           2,509,158        72,485       (18,563)         53,922     2,563,080
                                                           ----------    ----------     ----------     ----------    ----------
Total fixed maturities classified as
  available-for-sale ............................           7,597,733       299,998       (44,178)        255,820     7,853,553
Marketable equity securities ....................               9,629         9,518          (245)          9,273        18,902
                                                           ----------    ----------     ----------     ----------    ----------
Total investment securities classified as
  available-for-sale ............................          $7,607,362    $  309,516     $  (44,423)       265,093    $7,872,455
                                                           ==========     ==========     ==========                  ==========

Deferred policy acquisition costs valuation allowance ............................................        (19,040)
Applicable federal income tax ....................................................................
                                                                                                          (86,008)
                                                                                                       ----------
Unrealized appreciation of investment securities,
  net of tax, included in stockholder's equity ...................................................     $  160,045
                                                                                                       ==========

      A summary of fixed maturities classified as held-to-maturity at December 31, 1996 follows:

                                                                       Gross         Gross          Net        Estimated
                                                      Amortized      Unrealized    Unrealized    Unrealized      Market
                                                        Cost           Gains         Losses        Gain          Value
                                                        ----           -----         ------        ----          -----
                                                                                  (In Thousands)

United States government and
  government agencies and authorities ...........    $  244,686    $   29,559    $     (396)    $   29,163    $  273,849
States, municipalities and political subdivisions       103,075         3,797          (664)         3,133       106,208
Foreign governments .............................       148,300        24,403            --         24,403       172,703
Public utilities ................................       545,249        48,130        (4,279)        43,851       589,100
All other corporate bonds .......................     1,155,146        82,922        (9,495)        73,427     1,228,573
Mortgage-backed securities ......................       291,868        13,110        (5,407)         7,703       299,571
                                                     ----------    ----------    ----------     ----------    ----------
Total fixed maturities classified as
  held-to-maturity ..............................    $2,488,324    $  201,921    $  (20,241)    $  181,680    $2,670,004
                                                     ==========    ==========    ==========     ==========    ==========

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 (continued)

      A summary of fixed maturities and marketable equity securities classified as available-for-sale at December 31, 1995 follows:

                                                                       Gross        Gross           Net        Estimated
                                                       Amortized    Unrealized    Unrealized     Unrealized     Market
                                                         Cost          Gains       Losses          Gain          Value
                                                         ----          -----       ------          ----          -----
                                                                                (In Thousands)
United States government and
  government agencies and authorities ...........    $  737,429    $   73,770    $   (1,007)    $   72,763    $  810,192
States, municipalities and political subdivisions       141,085        20,879            --         20,879       161,964
Foreign governments .............................        67,873         7,248            --          7,248        75,121
Public utilities ................................     1,452,490       137,913        (1,395)       136,518     1,589,008
All other corporate bonds .......................     2,475,343       183,117        (7,690)       175,427     2,650,770
Mortgage-backed securities ......................     2,321,112       116,938        (4,997)       111,941     2,433,053
                                                     ----------    ----------    ----------     ----------    ----------
Total fixed maturities classified as
  available-for-sale ............................     7,195,332       539,865       (15,089)       524,776     7,720,108
Marketable equity securities ....................        14,904        11,172          (300)        10,872        25,776
                                                     ----------    ----------    ----------     ----------    ----------
Total investment securities classified as
  available-for-sale ............................    $7,210,236    $  551,037    $  (15,389)       535,648    $7,745,884
                                                     ==========    ==========     ==========                  ==========


Deferred policy acquisition costs valuation allowance ......................................       (42,815)
Applicable federal income tax ..............................................................      (172,381)
                                                                                                ----------
Unrealized appreciation of investment securities,
  net of tax, included in stockholder's equity .............................................    $  320,452
                                                                                                ==========

      A summary of fixed maturities classified as held-to-maturity at December 31, 1995 follows:

                                                                       Gross         Gross          Net          Estimated
                                                        Amortized    Unrealized    Unrealized    Unrealized       Market
                                                          Cost          Gains        Losses         Gain          Value
                                                          ----          -----        ------         ----          -----
                                                                                  (In Thousands)
United States government and
  government agencies and authorities ...........    $  210,894    $   60,042    $       --     $   60,042    $  270,936
States, municipalities and political subdivisions        52,438         4,689            --          4,689        57,127
Foreign governments .............................       135,467        31,956            --         31,956       167,423
Public utilities ................................       456,938        83,571            --         83,571       540,509
All other corporate bonds .......................       896,899       140,673        (4,128)       136,545     1,033,444
Mortgage-backed securities ......................       291,881        27,194            --         27,194       319,075
                                                     ----------    ----------    ----------     ----------    ----------
Total fixed maturities classified as
  held-to-maturity ..............................    $2,044,517    $  348,125    $   (4,128)    $  343,997    $2,388,514
                                                     ==========    ==========    ==========     ==========    ==========

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 (continued)



      The amortized cost and estimated market value of fixed maturities at December 31, 1996, by contractual maturity, are presented below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Available-for-Sale         Held-to-Maturity
                                               ------------------         ----------------
                                                         Estimated                   Estimated
                                           Amortized       Market      Amortized      Market
                                              Cost         Value         Cost          Value
                                              ----         -----         ----          -----
                                                              (In Thousands)

Due in one year or less ..............    $  193,009    $  199,669    $    5,000    $    5,100
Due after one year through five years      1,582,958     1,639,786            --            --
Due after five years through ten years     1,233,599     1,264,009        28,570        32,934
Due after ten years ..................     2,079,009     2,187,009     2,162,886     2,332,399
Mortgage-backed securities ...........     2,509,158     2,563,080       291,868       299,571
                                          ----------    ----------    ----------    ----------

                          Total ......    $7,597,733    $7,853,553    $2,488,324    $2,670,004
                                          ==========    ==========    ==========    ==========


      At December 31, 1996 and 1995, the Company held below investment grade fixed maturities of $242 million and $239 million at amortized cost, respectively. The respective market values of these investments were approximately $239 million and $240 million. These holdings amounted to 2.3% and 2.4% of the Company's investments in fixed maturities at market value at December 31, 1996 and 1995, respectively.

      The carrying value of investments in fixed maturities and mortgage loans that did not produce income during the year ended December 31, 1996 is less than one percent of the total of such investments.

      Certain fixed maturity securities with an amortized cost of $4,648,000 and $4,578,000 at December 31, 1996 and 1995, respectively, were on deposit with various regulatory authorities to meet requirements of insurance and financial codes.

      At both December 31, 1996 and 1995, mortgage loans constituted approximately 4.9% of total assets and are secured by first mortgage liens on income-producing commercial real estate, primarily in the retail, industrial and office building sectors. The majority of the properties are located in the western United States, with 42% of the total in California. Individual loans generally do not exceed $5 million. At December 31, 1996, less than 1% of the loans were non-performing.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



Note 2 (continued)

      The proceeds from sales of investment securities and related gains and losses for 1996 are as follows:

                                                                            Year Ended December 31, 1996
                                                                            ----------------------------

                                                             Fixed Maturities         Fixed Maturities      Marketable
                                                             Available-for-Sale       Held-to-Maturity    Equity Securities
                                                             ------------------       ----------------    -----------------
                                                                                      (In Thousands)
Proceeds from sales .......................................    $ 721,229              $  13,316              10,394
                                                               =========              =========           =========

Gross realized gains on sales .............................    $  19,779              $      --               4,847
Gross realized losses on sales ............................      (18,837)                (1,328)                 --
                                                               ---------              ---------           ---------

    Realized gains (losses) on sales ......................          942                 (1,328)              4,847

Other (Including net gain or loss on calls and redemptions)       13,687                   (141)                 --
Writedowns (Including writedowns on
    securities subsequently sold) .........................       (5,465)                    --                  --
                                                               ---------              ---------           ---------

Total realized gain  (loss) ...............................    $   9,164              $  (1,469)              4,847
                                                               =========              =========           =========

     Two fixed maturities classified as held-to-maturity were sold during 1996 due to evidence of a significant deterioration in credit quality. The amortized cost of these securities was $14,644,000, and the losses realized on these sales were $1,328,000.

     The proceeds from sales of investment securities and related gains and losses for 1995 are as follows:


                                                                               Year Ended December 31, 1995
                                                                               ----------------------------

                                                              Fixed Maturities     Fixed Maturities       Marketable
                                                            Available-for-Sale     Held-to-Maturity    Equity Securities
                                                            ------------------     ----------------    -----------------
                                                                                   (In Thousands)
Proceeds from sales ...............................                $ 327,160           $      --          $   2,172
                                                                   =========           =========          =========

Gross realized gains on sales .....................                $  16,366           $      --          $   1,253
Gross realized losses on sales ....................                   (4,336)                 --               (282)
                                                                   ---------           ---------          ---------

    Realized gains on sales .......................                   12,030                  --                971

Other (Including net gain on calls and redemptions)                    7,833                  --                 --
Writedowns (Including writedowns on
    securities subsequently sold) .................                  (13,628)                 --                 --
                                                                   ---------           ---------          ---------


Total realized gain ...............................                $   6,235          $      --           $     971
                                                                   =========          =========           =========

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



Note 2 (continued)

      The proceeds from sales of investment securities and related gains and losses for 1994 are as follows:

                                                                            Year Ended December 31, 1994
                                                                            ----------------------------

                                                        Fixed Maturities       Fixed Maturities         Marketable
                                                        Available-for-Sale     Held-to-Maturity      Equity Securities
                                                        ------------------     ----------------      -----------------
                                                                              (In Thousands)
Proceeds from sales ...............................             $ 250,227           $     --          $      65
                                                                =========           ========          =========

Gross realized gains on sales .....................             $  12,994           $     --          $     115
Gross realized losses on sales ....................                (1,533)                --               (224)
                                                                ---------           --------          ---------

     Realized gains (losses) on sales .............                11,461                 --               (109)

Other (Including net gain on calls and redemptions)                 2,475                 --                 --
Writedowns (Including writedowns on
    securities subsequently sold) .................                (4,804)                --                 --
                                                                ---------           --------          ---------

Total realized gain (loss) ........................             $   9,132           $     --          $    (109)
                                                                =========           ========          =========

      The following summarizes the realized gains and losses, the changes in unrealized gains and losses, and applicable income taxes on all investments:

                                                                                           Year Ended December 31
                                                                                           ----------------------
                                                                                     1996         1995          1994
                                                                                     ----         ----          ----
                                                                                               (In Thousands)
Realized gains (losses):
     Fixed maturities ........................................................       7,695        6,235        9,132
     Marketable equity securities ............................................       4,847          971         (109)
     First mortgage loans on real estate .....................................      (2,050)      (1,600)      (3,000)
     Real estate .............................................................        (114)          70         (184)
     Short-term investments ..................................................          --           --         (200)
     Investment in limited partnerships ......................................          61           --           --
                                                                                  --------      -------      -------

          Realized gain before federal income taxes ..........................      10,439        5,676        5,639
                                                                                  ========      =======      =======


                                                                                            Year Ended December 31
                                                                                            ----------------------

                                                                                      1996         1995         1994
                                                                                      ----         ----         ----
                                                                                               (In Thousands)
Increase (decrease) in unrealized appreciation of:
     Fixed maturities classified as available-for-sale .......................  $ (268,956)  $  726,046    $  (201,270)
     Marketable equity securities ............................................      (1,599)       3,971         (3,432)
     Deferred policy acquisition costs valuation allowance ...................      23,775      (42,815)            --
     Applicable federal income tax ...........................................      86,373     (240,521)        71,645
                                                                                ----------   ----------    -----------


     Net change in unrealized appreciation or depreciation ...................  $ (160,407)   $ 446,681      $(133,057)
                                                                                ----------   ----------    -----------

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



Note 2 (continued)

The following table summarizes the Company's allowance for credit losses on non-affiliated mortgage loans.

                                                        Year Ended December 31
                                                        ----------------------

                                                          1996          1995
                                                          ----          ----
                                                            (In Thousands)
Allowance at beginning of year .................      $     9,633   $      9,511
Provision for credit losses ....................            2,050          1,600
Recoveries .....................................               --             15
Loans charged off as uncollectible .............             (740)        (1,493)
                                                       ----------   ------------
Allowance at end of year .......................      $    10,943   $      9,633
                                                      ===========   ============


      The allowance includes amounts determined under FAS 114 and FAS 118 (specific reserves), as well as general reserve amounts. The total investment in impaired loans, as defined under FAS 114 and 118 and before any reserve for losses, is $3.2 and $5.7 million at December 31, 1996 and 1995, respectively. A specific loan loss reserve has been established for each impaired loan, the total of which is $835,000 and $2.1 million and is included in the overall allowance of $10.9 and $9.6 million at December 31, 1996 and 1995, respectively.


3.   COMMITMENTS AND CONTINGENCIES

     The Company is obligated under a real estate lease with an affiliate, General America Corporation, which expires in 2010. The minimum annual rental commitments under this obligation are $2,336,000. At December 31, 1996, unfunded mortgage loan commitments approximated $9,375,000. The Company had no other material commitments or contingencies at December 31, 1996.


4.   FINANCIAL INSTRUMENTS

     ESTIMATED FAIR VALUES. Fair value amounts have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required in developing the estimates of fair value. Accordingly, these estimates are not necessarily indicative of the amount that could be realized in a current market exchange. The use of different market assumptions and/or estimating methodologies may have a material effect on the estimated fair value amounts.

     Carrying value is a reasonable estimate of fair value for cash, policy loans, short-term investments, accounts receivable and other liabilities.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



Note 4 (continued)

     Fair value amounts for investments in fixed maturities and marketable equity securities are the same as market value. Market value generally represents quoted market prices for securities traded in the public market place or analytically determined values for securities not publicly traded.

     The fair values of mortgage loans have been estimated by discounting the projected cash flows using the current rate at which loans would be made to borrowers with similar credit ratings and for the same maturities.

     The fair value of investment contracts with defined maturities is estimated by discounting projected cash flows using rates that would be offered for similar contracts with the same remaining maturities. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value. These investment contracts are included in Funds Held Under Deposit Contracts.

     Estimated fair values of financial instruments at December 31 are as follows:

                                                    1996                       1995
                                                    ----                       ----

                                         Carrying        Estimated    Carrying    Estimated
                                          Amount        Fair Value     Amount     Fair Value
                                          ------        ----------     ------     ----------

                                                           (In Thousands)
Financial assets:
  Fixed maturities available-for-sale    $7,853,553    $7,853,553    $7,720,108    $7,720,108
  Fixed maturities held-to-maturity .     2,488,324     2,670,004     2,044,517     2,388,514
  Marketable equity securities ......        18,902        18,902        25,776        25,776
  Mortgage loans ....................       588,339       596,000       553,933       584,000

Financial liabilities:
  Funds held under deposit contracts      9,792,730     9,935,000     8,756,384     9,282,000


     Other insurance-related financial instruments are exempt from fair value disclosure requirements.

     DERIVATIVE FINANCIAL INSTRUMENTS. The Company's investments in mortgage-backed securities of $2.9 billion and $2.8 billion at market at December 31, 1996 and 1995, respectively, are primarily residential collateralized mortgage obligations and pass-throughs ("CMOs"). CMOs, while technically defined as derivative instruments, are exempt from derivative disclosure requirements. The Company's investment in CMOs comprised of the riskier, more volatile type (e.g., interest only, inverse floaters, etc.) has been intentionally limited to only a small amount (i.e., less than 1% of total CMOs at both December 31, 1996 and 1995).

     The Company does not enter into financial instruments for trading or speculative purposes. The Company's involvement in other investment-type derivatives is also, intentionally, of a very limited nature. Such derivatives include currency-linked bonds and fixed-rate loan commitments. Individually, and in the aggregate, these derivatives are not material and thus no additional disclosures are warranted.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   POLICY AND CONTRACT LIABILITIES

     REINSURANCE. The Company protects itself from excessive losses by ceding reinsurance to other companies, using automatic and facultative treaties. Reinsurance contracts do not relieve the Company of its obligations to policyholders. A continuing liability exists in the event a reinsurance company is unable to meet its obligations to the Company. The financial condition of its reinsurers is evaluated by the Company to minimize its exposure to losses from reinsurer insolvencies.

     The balance sheet caption "Reinsurance Recoverables" is comprised of the following amounts:

                                                            December 31
                                                     ---------------------------
                                                         1996           1995
                                                     ------------   ------------
                                                           (In Thousands)

      Unpaid losses and adjustment expense ........  $       136    $       850
      Paid claims .................................          957            658
      Life policy liabilities .....................       23,784         14,844
      Other reinsurance recoverables ..............          327            304
                                                     -----------    -----------

           Total reinsurance recoverables .........  $    25,204    $    16,656
                                                     ===========    ===========



     The effects of reinsurance on the premium and policy benefit amounts in the Statement of Consolidated Income are as follows:

                                         Year Ended December 31
                                ------------------------------------------
                                    1996           1995           1994
                                -------------  -------------  ------------
                                             (In Thousands)
      Reinsurance Ceded:

           Premiums ..........    $(13,679)     $(10,385)       $(9,060)
                                  ========      ========        =======

           Policy benefits ...    $ (4,039)     $ (6,344)       $(5,588)
                                  ========      ========        =======


      Reinsurance Assumed:

           Premiums ..........    $    175      $ (5,456)       $   327
                                  ========      ========        =======

           Policy benefits ...    $  2,500      $ (2,503)       $ 3,421
                                  ========      ========        =======



     In 1995, the Company sold a reinsurance assumed block of group disabled lives, involving disability income coverage, back to the ceding reinsurance pool. The ceding pool acquired the Company's $5.7 million disabled life claim reserve for a return-of-premium payment of $5.7 million. The reinsurance assumed premiums and policy benefits shown above reflect this transaction.

     POLICY AND CONTRACT CLAIMS. Accident and health claim reserves, the majority of which are incurred and paid in full within a one-year period, amount to less than 1% of total policy and contract liabilities. Therefore, no additional disclosures are warranted.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.   STATUTORY BASIS INFORMATION

     The Company and its subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis as prescribed or permitted by such authorities (statutory basis). Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     Statutory net income differs from income reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

     Statutory net income and stockholder's equity, by company, are as follows:

                                                                         Year Ended December 31
                                                                ----------------------------------------
                                                                    1996          1995          1994
                                                                ------------  -------------  -----------
                                                                               (In Thousands)
Statutory Net Income:
     SAFECO Life Insurance Company ..........................      $95,676      $101,456      $47,280
     SAFECO National Life Insurance Company .................        1,249         1,187        1,242
     First SAFECO National Life Insurance Company
       of New York ..........................................          318           404          108
                                                                   -------      --------      -------

          Total .............................................      $97,243      $103,047      $48,630
                                                                   =======      ========      =======

                                                                         Year Ended December 31
                                                                ----------------------------------------
                                                                    1996          1995          1994
                                                                ------------  -------------  -----------
                                                                               (In Thousands)
Statutory Stockholder's Equity:
     SAFECO Life Insurance Company ..........................      $562,100      $479,152      $391,328
     SAFECO National Life Insurance Company .................        15,263        15,522        15,849
     First SAFECO National Life Insurance Company
       of New York ..........................................       10,295        10,009         9,644
                                                                   --------      --------      --------

          Total .............................................      $587,658      $504,683      $416,821
                                                                   ========      ========      ========


     The Company has received written approval from the Washington State Insurance Department to treat certain loans (all made at market rates) to related SAFECO Corporation subsidiaries as admitted assets. The allowance of such loans has not materially enhanced surplus at December 31, 1996.


7.   DIVIDEND RESTRICTIONS

     Insurance companies are restricted by certain states as to the amount of dividends they may pay within a given calendar year to their parent without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of policyholder surplus at the close of the previous year, subject to a maximum limit equal to statutory earned surplus. The amount of retained earnings available for the payment of dividends to SAFECO Corporation without prior regulatory approval was $99,198,000 at December 31, 1996.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.   EMPLOYEE BENEFIT PLANS

     SAFECO Corporation and subsidiary companies (the Companies) administer defined contribution, defined benefit and profit sharing bonus plans covering substantially all employees. The defined contribution plans include profit sharing retirement plans and a savings plan. Benefits are earned under the defined benefit plan for each year of service after 1988, based on the employee's compensation level plus a stipulated rate of return on the benefit balance. It is SAFECO Corporation's policy to fund the defined benefit plan on a current basis to the full extent deductible under federal income tax regulations. The cost of these plans to the Company was $7,901,000, $7,599,000 and $6,329,000 for the years ended December 31,
     1996, 1995 and 1994, respectively.

     The Companies also provide certain healthcare and life insurance benefits ("other postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Companies. The cost of these benefits is shared with the retiree. The Company accrues for these costs during the years that employees provide services, under FASB Statement 106. Net periodic other postretirement benefit costs for the Company were $474,000, $282,000 and $432,000 in 1996, 1995 and 1994, respectively.

     The following table summarizes the Company's funded status of the plan:

                                                                           December 31
                                                                     ------------------------
                                                                        1996         1995
                                                                     -----------  -----------
                                                                           (In Thousands)
Total accumulated postretirement benefit obligation (APBO) ..........      $3,765      $4,310

Less:  plan assets at fair value ....................................         133         133
                                                                           ------      ------

APBO in excess of plan assets .......................................       3,632       4,177

Unrecognized gain ...................................................       1,283         361
                                                                           ------      ------

Accrued postretirement benefit cost recorded on the balance sheet ...      $4,915      $4,538
                                                                           ======      ======


     Discount rate assumptions of 7.75%, 7.5% and 8.5% were used at December 31, 1996, 1995 and 1994, respectively. The accumulated postretirement benefit obligation at December 31, 1996 was determined using a healthcare cost trend rate of 11% for 1997, declining by 1% per year, starting in 1998, to 6% and remaining at that level thereafter. A one percentage point increase in the assumed healthcare cost trend rate for each year would increase the accumulated other postretirement benefit obligation as of December 31, 1996 by $451,000 and the annual net periodic other postretirement benefit cost for the year then ended by $76,000.

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


9.   INCOME TAXES

     The Company uses the liability method of accounting for income taxes pursuant to FASB Statement 109, "Accounting for Income Taxes." Under the liability method, deferred tax assets and liabilities are determined based on the differences between their financial reporting and their tax bases and are measured using the enacted tax rates.

     Differences between income tax computed by applying the U.S. federal income tax rate of 35% to income before income taxes and the provision for federal income taxes are as follows:

                                                                Year Ended December 31
                                                       ------------------------------------------
                                                          1996           1995           1994
                                                       ------------  -------------  -------------
                                                                  (In Thousands)
Computed "expected" tax expense ..................      $ 50,751        $ 48,631        $ 47,040

Dividends received deduction .....................           (24)            (44)            (64)

Tax exempt interest ..............................            (6)             (7)             (8)

Other ............................................           225            (550)            243
                                                        --------        --------        --------

     Income tax expense ..........................      $ 50,946        $ 48,030        $ 47,211
                                                        ========        ========        ========

Percent of income tax expense to income before tax          35.1%           34.6%           35.1%
                                                        ========        ========        ========



     The tax effect of temporary differences which give rise to the deferred tax assets and deferred tax liabilities are as follows:

                                                                                          December 31
                                                                                  ---------------------------
                                                                                      1996          1995
                                                                                  ------------  -------------
                                                                                        (In Thousands)
Deferred tax assets:
     Discounted loss and adjustment expense reserves ........................      $  1,359      $  1,990
     Uncollected premium adjustment .........................................         2,270         2,011

     Adjustment to life policy liabilities ..................................        34,773        30,209

     Capitalization of policy acquisition costs .............................        33,393        21,860

     Postretirement benefits ................................................         1,720         1,588

     Realized capital losses ................................................         5,887         9,348

     Guarantee fund assessments .............................................         3,518         3,680

     Other ..................................................................         1,630         1,414
                                                                                   --------      --------

            Total deferred tax assets .......................................        84,550        72,100
                                                                                   --------      --------

Deferred tax liabilities:
     Deferred policy acquisition costs ......................................        90,826        88,657
     Bond discount accrual ..................................................         9,525         5,905
     Unrealized appreciation of investment securities (Net of deferred policy
        acquisition costs valuation allowance: 1996-$6,664; 1995-$14,985) ...        86,120       172,493
     Other ..................................................................         1,727         1,537
                                                                                   --------      --------

            Total deferred tax liabilities ..................................       188,198       268,592
                                                                                   --------      --------

            Net deferred tax liability ......................................      $103,648      $196,492
                                                                                   ========      ========

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



Note 9 (continued)

     The following table reconciles the deferred tax benefit in the Statement of Income to the change in the deferred tax liability in the balance sheet at December 31:

                                                                   1996          1995         1994
                                                                -----------   -----------  ------------
                                                                             (In Thousands)

Deferred tax benefit.........................................    $ (6,471)    $ (13,800)    $(10,154)

Deferred tax changes reported in stockholder's equity:
  Increase (decrease) in liability related to unrealized
     appreciation or depreciation of investment securities...     (94,694)      255,506      (71,645)

  Increase (decrease) in liability related to deferred
     policy acquisition costs valuation allowance............       8,321       (14,985)        --
                                                                 --------     ---------     --------

Increase (decrease) in net deferred tax liability............    $(92,844)    $ 226,721     $(81,799)
                                                                 ========     =========     ========

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


10.      SEGMENT DATA

         A major portion of investment income, realized gains or losses and assets is specifically identifiable with an industry segment. The remainder of these amounts has been allocated in proportion to the investment income identified with each segment.

                                                                    Year Ended December 31, 1996
                                                            --------------------------------------------
                                                              Financial        Employee
                                                               Services        Benefits        Total
                                                            --------------  --------------  ------------
                                                                            (In Thousands)
Revenue:
      Premiums and Other (Including $35,477 of financial
            services revenue received from affiliates) ...    $ 48,964       $204,069       $  253,033
      Identifiable Investment Income .....................      506,628        256,939          763,567
      Investment Income Allocated ........................       48,157         24,314           72,471
      Identifiable Realized Gain from Investments ........        2,636          2,884            5,520
      Realized Gain from Investments Allocated ...........        3,271          1,648            4,919
                                                               --------       --------       ----------

            Total Revenue ................................     $609,656       $489,854       $1,099,510
                                                               ========       ========       ==========

      Income Before Income Taxes .........................     $ 81,849       $ 63,153       $  145,002
                                                               ========       ========       ==========

                                                                     December 31, 1996
                                                       --------------------------------------------
                                                         Financial        Employee
                                                          Services        Benefits        Total
                                                       --------------  --------------  ------------
                                                                       (In Thousands)
Identifiable Assets:

      Deferred Policy Acquisition Costs .............   $  163,802       $   76,662       $   240,464

      Policy Loans ..................................       30,774           27,379            58,153

      Invested Assets ...............................    6,660,938        3,298,105         9,959,043

      Other .........................................      163,855          533,823           697,678

Invested Assets Allocated ...........................      707,269          357,068         1,064,337

Other Assets Allocated ..............................       18,288            9,247            27,535

                                                        ----------       ----------       -----------

            Total Assets ............................   $7,744,926       $4,302,284       $12,047,210
                                                        ==========       ==========       ===========


Amortization of Deferred Policy Acquisition Costs ...   $   13,756       $   21,896       $    35,652
                                                        ==========       ==========       ===========

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




Note 10 (continued)

                                                                          Year Ended December 31, 1995
                                                                 -----------------------------------------------
                                                                   Financial        Employee
                                                                   Services         Benefits           Total
                                                                 -------------    -------------      -----------
                                                                                  (In Thousands)
Revenue:
      Premiums and Other (Including $29,029 of financial
           services revenue received from affiliates) ......     $  45,284        $ 203,349        $   248,633
      Identifiable Investment Income .......................        450,655          256,570            707,225

      Investment Income Allocated ..........................         44,043           26,232             70,275

      Identifiable Realized Gain (Loss) from Investments ...         16,020           (8,586)             7,434

      Realized Loss from Investments Allocated .............         (1,112)            (646)            (1,758)
                                                                  ---------        ---------        -----------

           Total Revenue ...................................      $ 554,890        $ 476,919        $ 1,031,809
                                                                  =========        =========        ===========

Income Before Income Taxes .................................      $  84,956        $  53,990        $   138,946
                                                                  =========        =========        ===========

                                                                               December 31, 1995
                                                                  --------------------------------------------
                                                                   Financial        Employee
                                                                   Services         Benefits          Total
                                                                  ----------       ----------      -----------
                                                                                  (In Thousands)
Identifiable Assets:
      Deferred Policy Acquisition Costs ....................      $  143,228       $   67,263       $   210,491
      Policy Loans .........................................          29,109           26,816            55,925
      Invested Assets ......................................       6,086,143        3,261,042         9,347,185
      Other ................................................         155,358          327,863           483,221
Invested Assets Allocated ..................................         671,864          400,160         1,072,024
Other Assets Allocated .....................................          18,179           11,148            29,327
                                                                  ----------       ----------       -----------

           Total Assets ....................................      $7,103,881       $4,094,292       $11,198,173
                                                                  ==========       ==========       ===========


Amortization of Deferred Policy Acquisition Costs ..........      $   12,222       $   20,154       $    32,376
                                                                  ==========       ==========       ===========

SAFECO LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 10 (continued)


                                                            Year Ended December 31, 1994
                                                    -----------------------------------------------
                                                       Financial        Employee
                                                       Services         Benefits           Total
                                                    -------------    -------------      -----------
                                                                        (In Thousands)
Revenue:

      Premiums and Other (Including $27,955 of
           financial services revenue
           received from affiliates) ..............  $  42,805        $ 219,919        $ 262,724

      Identifiable Investment Income ..............    395,127          245,909          641,036

      Investment Income Allocated .................     39,909           24,725           64,634

      Identifiable Realized Gain from .............      6,744            1,267            8,011
      Investments

      Realized Loss from Investments Allocated ....     (1,463)            (909)          (2,372)
                                                     ---------        ---------        ---------

           Total Revenue ..........................  $ 483,122        $ 490,911        $ 974,033
                                                     =========        =========        =========

Income Before Income Taxes ........................  $  70,200        $  64,201        $ 134,401
                                                     =========        =========        =========

                                                               December 31, 1994
                                               -----------------------------------------------
                                                  Financial        Employee
                                                  Services         Benefits           Total
                                               -------------    -------------      -----------
                                                                  (In Thousands)
Identifiable Assets:

      Deferred Policy Acquisition Costs ....  $   151,614        $    95,576        $   247,190

      Policy Loans .........................       28,467             24,862             53,329

      Invested Assets ......................    4,859,921          2,874,141          7,734,062

      Other ................................      153,120            248,641            401,761

Invested Assets Allocated ..................      542,890            336,343            879,233

Other Assets Allocated .....................         (880)              (569)            (1,449)
                                              -----------        -----------        -----------

           Total Assets ....................  $ 5,735,132        $ 3,578,994        $ 9,314,126
                                              ===========        ===========        ===========

Amortization of Deferred Policy
Acquisition Costs ..........................  $     9,914        $    19,493        $    29,407
                                              ===========        ===========        ===========


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